                                 EXHIBIT 99.11

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME A FINAL PROSPECTUS IS DELIVERED. THIS PROSPECTUS SUPPLEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                   SUBJECT TO COMPLETION, DATED _____, 1996
                             PROSPECTUS SUPPLEMENT

- --------------------------------------------------------------------------------
                 (To Prospectus Dated                  , 19  )
- --------------------------------------------------------------------------------
                      $                    (Approximate)

                      Asset Backed Securities Corporation

                                   Depositor

         [Adjustable Rate] Conduit Mortgage Pass-Through Certificates,
                        Series__ Class A-1 Certificates



                The [Adjustable Rate] Conduit Mortgage Pass-Through Certificates, Series ___ ( the "Certificates") will be comprised of [three] classes of certificates: [Class A-1,] [Class IO] [and] [Class R.] Only the Class A-1 Certificates are offered hereby. The Certificates evidence 100% of the beneficial ownership interest in a trust fund (the "Trust Fund") to be created by Asset Backed Securities Corporation (the "Depositor"), the assets of which will consist primarily of [(a) classes (or portions of classes) of mortgage pass-through certificates (the "Mortgage Certificates"), each of which is part of one of ___ series of
        mortgage pass-through certificates initially sold by          and
        acquired by the Depositor in the secondary market,] [(b) describe Government Securities, if any, (the "Government Securities")] [(c) a Reserve Fund] [and] [(d) a Yield Support Agreement] provided by
        ]

                The Certificates will be issued pursuant to a [Pooling Trust Agreement] (the "Pooling Agreement") among the Depositor, as Certificate
        Administrator and                              ., as Trustee. See
        "Description of the Certificates".

                As more fully described herein, commencing with a rate of % per annum, interest will accrue, to the extent of funds available therefor, on the Class A-1 Certificates at a per annum rate of % in excess of the [specify index], determined as set forth herein. The amount of interest accrued on the Class A-1 Certificates will be reduced by the amount of certain prepayment interest shortfalls and deferred interest as described herein under "Description of Certificates--Distributions-- Interest Distributions". Interest generally will be paid to the extent funds are available therefor as described herein on the
        day of each                                or, if any such day is not a
        business day on the following business day, beginning in              .
        Each such day is referred to as a "Distribution Date". See "Summary of Terms--Distribution Date" and "Description of the Certificates" herein. Principal payments on the Class A-1 Certificates will be made on each Distribution Date to the extent funds are available therefor, as described herein, until the principal balance of the Class A-1 Certificates has been reduced to zero. See "Description of the Certificates-Distributions-Principal Distributions".

                SEE "RISK FACTORS" BEGINNING ON P. S-13 HEREIN AND ON P.14 OF THE PROSPECTUS FOR A DISCUSSION OF CERTAIN FACTORS THAT POTENTIAL INVESTORS SHOULD CONSIDER IN DETERMINING WHETHER TO INVEST IN THE CERTIFICATES.
                PROSPECTIVE INVESTORS SHOULD CONSIDER THE LIMITATIONS DISCUSSED UNDER "ERISA CONSIDERATIONS" HEREIN AND IN THE ACCOMPANYING PROSPECTUS.

                                                        (Continued on next page)

                THE CLASS A-1 CERTIFICATES DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF ASSET BACKED SECURITIES CORPORATION , THE TRUSTEE, THE CERTIFICATE ADMINISTRATOR OR ANY OF THEIR AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PARTY.

                              -------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
       AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
         THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS SUPPLEMENT OR THE PROSPECTUS.  ANY REPRE-
                SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          The Class A-1 Certificates will be offered by CS First Boston Corporation ("First Boston") from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the
        Class A-1 Certificates are anticipated to be approximately $   , plus
        accrued interest thereon at the Certificate Rate from                  ,
        but before deducting expenses payable by the Depositor, estimated to be
        $   .

             The Class A-1 Certificates are offered by First Boston when, as and if delivered to and accepted by First Boston, subject to prior sale, withdrawal or modification of the offer without notice, the approval of counsel and other conditions. It is expected that the Class A-1 Certificates will be delivered [only through the same day funds settlement system of the Depository Trust Company] on or about ,19 .

                            [LOGO] CS FIRST BOSTON
- --------------------------------------------------------------------------------
           THE DATE OF THIS PROSPECTUS SUPPLEMENT IS             , 19

     (Continued from prior page)

          Prospective investors should consider:

          [. The yield on the Class A-1 Certificates will be sensitive to, among other things, the rate and timing of principal payments on the Mortgage Certificates (which likely will be different for different Mortgage Certificates) [and the Government Securities] and the level of [specify index.]]

          [. As described under "Risk Factors--Basis Risk" and "Yield and Prepayment Considerations--Basis Risk; [specify index]" herein, under some prepayment and interest rate scenarios, an investor may not receive all interest accrued at the Class A-1 Pass-Through Rate on the Class A-1 Certificates with respect to one or more Distribution Dates on such Distribution Dates, or in certain cases, prior to the retirement of the Class A-1 Certificates.]

          The description of the Mortgage Certificates and the Mortgage Loans contained in this Prospectus Supplement is qualified in its entirety by reference to the actual terms and provisions of the Prospectuses and Prospectus Supplements related to each of the Mortgage Certificates (collectively, the "Underlying Disclosure Documents") and the Pooling and Servicing Agreements relating to each of the Mortgage Certificates (collectively, the "Underlying Pooling Agreements"). [Describe disclosure documents, if any, relating to Government Securities.] Copies of the Underlying Disclosure Documents and the Underlying Pooling Agreements are
     available from First Boston by calling                   at              .
     Investors are urged to obtain copies of such documents and read this Prospectus Supplement in conjunction therewith.

          [The Class A-1 Certificates will be issued only in book-entry form, and the purchasers thereof will not be entitled to receive definitive certificates except in the limited circumstances set forth herein. The Class A-1 Certificates will be registered in the name of Cede & Co., as nominee of The Depository Trust Company, which will be the "holder" or "Certificateholder" of such Certificates, as such terms are used herein. See "Description of the Certificates" herein.]

          The Class A-1 Certificates may not be an appropriate investment for individual investors. There is currently no secondary market for the Class A-1 Certificates and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment at any particular time or for the life of the Class A-1 Certificates. First Boston intends to act as a market maker in the Class A-1 Certificates, subject to applicable provisions of federal and state securities laws and other regulatory requirements, but is under no obligation to do so and any such market making may be discontinued at any time. There can be no assurance that any investor will be able to sell a Class A-1 Certificate at a price which is equal to or greater than the price at which such Certificate was purchased.

          [An election will be made to treat the portion of the Trust Fund consisting of the Mortgage Certificates as a real estate mortgage investment conduit (the "REMIC") for federal income tax purposes. As described more fully herein and in the Prospectus, the payments on the Class A-1 Certificates which are derived from the Mortgage Certificates and the Class IO Certificates will constitute "regular interests" in the REMIC and the Class R Certificate will constitute the "residual interest" in the REMIC. See "Summary Information--Federal Income Tax Status" and "Certain Federal Income Tax Consequences" herein and "Certain Federal Income Tax Consequences" in the Prospectus.]

          THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES OFFERED HEREBY. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS, AND PURCHASERS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

                            _______________________

          [IF AND TO THE EXTENT REQUIRED BY APPLICABLE LAW OR REGULATION, THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS WILL ALSO BE USED BY FIRST BOSTON AFTER THE COMPLETION OF THE OFFERING IN CONNECTION WITH OFFERS AND SALES RELATED TO MARKET-MAKING TRANSACTIONS IN THE CERTIFICATES OFFERED HEREBY IN WHICH FIRST BOSTON ACTS AS PRINCIPAL. FIRST BOSTON MAY ALSO ACT AS AGENT IN SUCH TRANSACTIONS. SALES WILL BE MADE AT NEGOTIATED PRICES DETERMINED AT THE TIME OF SALE.]

          UNTIL       , 19 , ALL DEALERS AFFECTING TRANSACTIONS IN THE
     CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                            _______________________

                             AVAILABLE INFORMATION

          The Trust will be subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith will file reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information filed by the Trust can be inspected and copied at the Public Reference Room of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C., and at the Commission's regional offices at Seven World Trade Center, Suite 1300, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is (http://www.sec.gov).

                         REPORTS TO CERTIFICATEHOLDERS

          Monthly and annual unaudited reports containing information concerning the Mortgage Certificates [and the Government Securities] will be prepared by the Master Servicer and sent on behalf of the Trust to each registered holder of the Certificates. See "Description of the Certificates - Reports to Certificateholders" in the Prospectus.

                                SUMMARY OF TERMS

        The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. An "Index of Terms" is included at the end of this Prospectus Supplement. Capitalized terms used herein and not defined shall have the meaning given in the Prospectus.


SECURITIES OFFERED....................$       initial Principal Balance of
                                      [Adjustable Rate] Conduit Mortgage Pass-
                                      Through Certificates, Series _______,
                                      Class A-1, [evidencing a class of
                                      "regular interests" in the REMIC].

OTHER SECURITIES......................[Adjustable Rate] Conduit Mortgage
                                      Pass-Through Certificates, Series
                                      ,  Class IO, [evidencing a class of
                                      "regular interests" in the REMIC],
                                      [and] the Class R Certificate,
                                      [evidencing the "residual interest"
                                      in  the REMIC]. The Class IO
                                      Certificates and the Class R
                                      Certificate are not offered hereby.

                                      The Class A-1, Class IO and Class R
                                      Certificates are referred to
                                      collectively herein as the
                                      "Certificates".

FORMS OF CERTIFICATES; DENOMINATIONS..[The Class A-1 Certificates will be issued as book-entry certificates,
                                      through the facilities of The
                                      Depository Trust Company. See
                                      "Description of the
                                      Certificates--Book-Entry Form"
                                      herein. The Class A-1 Certificates
                                      will be issued, maintained and
                                      transferred in book-entry form only
                                      in minimum denominations of $1,000
                                      initial principal balance and
                                      integral multiples of $1,000 initial
                                      principal balance in excess thereof.]

DEPOSITOR.............................Asset Backed Securities Corporation,
                                      a Delaware corporation (the
                                      "Depositor").

CERTIFICATE ADMINISTRATOR.............Certain administrative functions with respect to the Certificates will be
                                      performed by                    .

CUT-OFF DATE..........................

CLOSING DATE..........................On or about                     .

FINAL SCHEDULED DISTRIBUTION DATE

THE TRUST FUND........................The Class A-1 Certificates evidence interests in a trust fund (the "Trust
                                      Fund"), the assets of which will
                                      consist primarily of [(a)   classes
                                      (or portions of classes) of mortgage
                                      pass-through certificates (the
                                      "Mortgage Certificates"), each of
                                      which is part of one of ___ series of
                                      mortgage pass-through certificates
                                      initially sold by
                                      and which were acquired by the
                                      Depositor in the secondary market,
                                      [(b) describe Government Securities,
                                      if any (the "Government
                                      Securities"),] [(c) a Reserve Fund]
                                      [and] [(d) a Yield Support Agreement
                                      provided by                   .] [See
                                      "-- Government Securities ", "--The
                                      Reserve Fund" and "--The Yield
                                      Support Agreement" below.] The Trust
                                      Fund will be established and the
                                      Certificates will be issued pursuant
                                      to a [Pooling Trust Agreement] (the
                                      "Pooling Agreement"), dated as of
                                      . See "Description of the Class A-1
                                      Certificates--General" herein.

DISTRIBUTION DATE.....................Distributions on the Certificates
                                      will be made on the     th day of
                                      each
                                      , beginning in              , or, if
                                      any such day is not a business day,
                                      the following business day. Each such
                                      day on which distributions are made,
                                      a "Distribution Date".

RECORD DATE...........................The "Record Date" for each
                                      Distribution Date will be the close
                                      of business on  the last day of the
                                      calendar month preceding the month in
                                      which such Distribution Date occurs
                                      or, if such last day is not a
                                      business day, the preceding business
                                      day.

DISTRIBUTIONS ON CERTIFICATES.........Interest Distributions on the Class
                                      A-1 Certificates.  The amount of
                                      interest payable on the Class A-1
                                      Certificates on each Distribution
                                      Date will be equal to the sum of (x)
                                      the lesser of the Interest Accrual
                                      Amount (as defined below) of the
                                      Class A-1 Certificates for such
                                      Distribution Date and Interest
                                      Available Funds (as defined herein
                                      under "Description of the
                                      Certificates--Distributions--Interest
                                      Distributions") for such Distribution
                                      Date and (y) the lesser of the
                                      Interest Shortfall Amount (as defined
                                      below) of the Class A-1 Certificates
                                      and the excess, if any, of the
                                      Interest Available Funds for such
                                      Distribution Date over the Interest
                                      Accrual Amount of  the  Class A-1
                                      Certificates for such Distribution
                                      Date. The "Interest Accrual Amount"
                                      for the Class A-1 Certificates on
                                      each Distribution Date will equal the
                                      product of (i) one-twelfth of the
                                      Class A-1 Pass-Through Rate for such
                                      Distribution Date and (ii) the
                                      outstanding Principal Balance thereof
                                      (subject to reduction in respect of
                                      Deferred Interest and Prepayment
                                      Interest Shortfalls incurred with
                                      respect to the Mortgage Loans
                                      underlying the Mortgage
                                      Certificates). The "Interest
                                      Shortfall Amount" of the Class A-1
                                      Certificates is equal to the sum of
                                      the amounts for all previous
                                      Distribution Dates by which the
                                      Interest Accrual Amount of the Class
                                      A-1 Certificates exceeded the
                                      Interest Available Funds for such
                                      Distribution Dates (to the extent
                                      such amounts have not been paid on
                                      subsequent Distribution Dates),
                                      together with interest accrued
                                      thereon at the Class A-1 Pass-Through
                                      Rate in effect from time to time. See
                                      "Description of the
                                      Certificates--Distributions".

                                      The "Class A-1 Pass-Through Rate"
                                      during the initial Interest Accrual
                                      Period will be   % per annum. During
                                      each succeeding Interest Accrual
                                      Period, the Class A-1 Pass-Through
                                      Rate will be       % in excess of
                                      [specify index] on the [second] day
                                      prior to the first day of such
                                      Interest Accrual Period, or, if such
                                      [second] day is not a business day,
                                      the preceding business day (each, a
                                      "Reset Date"), determined as
                                      described herein under "Description
                                      of the Class A-1
                                      Certificates--Determination of
                                      [specify index]".  The "Interest
                                      Accrual Period" with respect to each
                                      Distribution Date is the period from
                                      the   th day of the [        month]
                                      preceding the month in which such
                                      Distribution Date occurs through the
                                      th day of the month in which such
                                      Distribution Date occurs. Interest on
                                      the Certificates will be calculated
                                      on the basis of [specify interest
                                      calculation convention].

                                      See "Description of the
                                      Certificates--Distributions".

                                      [DUE TO THE FACTORS DISCUSSED UNDER
                                      "RISK FACTORS--BASIS RISK", INTEREST
                                      AVAILABLE FUNDS MAY NOT ALWAYS BE
                                      SUFFICIENT TO PAY THE FULL

                                      INTEREST ACCRUAL AMOUNT WITH RESPECT
                                      TO THE CLASS A-1 CERTIFICATES ON
                                      EACH DISTRIBUTION DATE.]

                                      Principal Distributions on the Class
                                      A-1 Certificates.  Distributions in
                                      respect of principal on the Class
                                      A-1 Certificates will be made on
                                      each Distribution Date in an amount
                                      equal to the sum of all amounts
                                      distributed in respect of principal
                                      on the Mortgage Certificates [and
                                      the Government Securities] during
                                      the Collection Period ending on such
                                      Distribution Date. [The rate of
                                      distribution of principal of the
                                      Certificates [(other than the Class
                                      IO and Class R Certificates)] will
                                      depend on the rate of payment of
                                      principal of the mortgage loans
                                      underlying the Mortgage Certificates
                                      which, in turn, will depend on the
                                      characteristics of such underlying
                                      mortgage loans, the level of
                                      prevailing interest rates and other
                                      economic, geographic and social
                                      factors.  No assurance can be given
                                      as to the actual payment experience
                                      of the Mortgage Loans.]  [Describe
                                      principal and interest payments on
                                      Government Securities (including,
                                      without limitation, their allocation
                                      to principal payments on the
                                      Certificates).]

                                      Interest Distributions on the Class
                                      IO Certificates.  The Interest
                                      Accrual Amount for the Class IO
                                      Certificates on each Distribution
                                      Date will equal the product of (i)
                                      one-twelfth the Class IO
                                      Pass-Through Rate for such
                                      Distribution Date and (ii) the
                                      outstanding Principal Balance of the
                                      Class A-1 Certificates, subject to
                                      reduction in respect of Deferred
                                      Interest and Prepayment Interest
                                      Shortfalls.  [Describe principal and
                                      interest payments on Government
                                      Securities (including, without
                                      limitation, their allocation to
                                      interest payments on the
                                      Certificates).]

                                      During each Interest Accrual Period
                                      the "Class IO Pass-Through Rate"
                                      will be equal to the excess, if any,
                                      of (X) the weighted average of the
                                      Weighted Average Mortgage
                                      Certificate [/Government Security]
                                      Pass-Through Rate for each of the
                                      Underlying Series Distribution Dates
                                      that occurs in the Collection Period
                                      related to such Interest Accrual
                                      Period (determined as described
                                      herein) (such weighted average, the
                                      "Mortgage Certificate Pass-Through
                                      Rate") over (Y) the Class A-1
                                      Pass-Through Rate for such Interest
                                      Accrual Period. The "Weighted
                                      Average Mortgage Certificate
                                      [/Government Security] Pass-Through
                                      Rate" with respect to any Underlying
                                      Series Distribution Date will be
                                      equal to the weighted average of the
                                      pass-through rates of  the Mortgage
                                      Certificates [and Government
                                      Securities] applicable to such
                                      Underlying Series Distribution Date,
                                      weighted on the basis of the
                                      outstanding principal balances
                                      thereof prior to distributions on
                                      such Underlying Series Distribution
                                      Date. The Weighted Average Mortgage
                                      Certificate [/Government Security]
                                      Pass-Through Rate with respect to
                                      the Underlying Series  Distribution
                                      Date in               is
                                      approximately    %. The "Collection
                                      Period" with respect to each
                                      Distribution Date is the period
                                      commencing on the day after the
                                      previous Distribution Date (or, in
                                      the case of the first Collection
                                      Period, on                  ) and
                                      ending on such Distribution Date.
                                      See "Description of the
                                      Certificates--Distributions".

CERTAIN RISK FACTORS..................For a discussion of certain risk factors that should be considered in
                                      connection with an investment in the
                                      Certificates, including those relating
                                      to [describe risk factors specific to
                                      transaction], see "Risk Factors" herein.

[RESERVE FUND.........................On the Closing Date, the Depositor will deposit or cause to be deposited into an account (the "Reserve Fund") maintained by the Certificate Administrator [(i) cash in the amount of $ [and] [(ii) the Class IO Certificates]. All distributions on the Class IO
                                      Certificates will be made to the
                                      Certificate Administrator for deposit
                                      into the Reserve Fund. Amounts on
                                      deposit in the Reserve Fund from time to time will be available on each Distribution Date to be paid to holders of the Class A-1 Certificates to the extent that distributions on account of interest received on the Mortgage Certificates in the related Collection Period are insufficient to pay such holders' Interest Accrual Amount for such date together with any overdue interest. NO ASSURANCE CAN BE GIVEN THAT AMOUNTS ON DEPOSIT IN THE RESERVE FUND FROM TIME TO TIME WILL, TOGETHER WITH THE BALANCE OF INTEREST AVAILABLE FUNDS ON ANY DISTRIBUTION DATE, BE SUFFICIENT TO ALLOW THE DISTRIBUTION OF THE FULL INTEREST ACCRUAL AMOUNT WITH RESPECT TO THE CLASS A-1 CERTIFICATES ON ANY SUCH DISTRIBUTION DATE. The Reserve Fund will be an asset of the Trust Fund, but will not be an asset of the REMIC. See "Description of the Certificates-- Reserve Fund" herein.]

[THE YIELD SUPPORT AGREEMENT..........On the Closing Date, the Trustee will enter into a yield support agreement
                                      (the "Yield Support Agreement") with
                                      ,  a                       (the
                                      "Yield Support Counterparty").

                                      Pursuant to the terms of the Yield
                                      Support Agreement, in the event that
                                      [specify index] on any Reset Date
                                      (determined as described herein under
                                      "Description of the Certificates--
                                      Determination of [specify index]")
                                      exceeds % (which rate is equal to
                                      [specify index] as set with respect to
                                      the first Interest Accrual Period plus
                                      %) (the "Strike Rate"), the Yield
                                      Support Counterparty will be obligated
                                      to pay to the Certificate Administrator, for the benefit of the holders of the Class A-1 Certificates, on the Distribution Date related to the Interest Accrual Period following such Reset Date, an amount equal to of the product of (x) the difference between [specify index] at such Reset Date (determined as described above) and the Strike Rate and (y) the Principal Balance of the Class A-1 Certificates outstanding prior to distributions on such Distribution Date. Amounts paid by the Yield Support Counterparty on any Distribution Date will be paid to the Certificate Administrator for deposit into the Reserve Fund. NO ASSURANCE CAN BE GIVEN THAT AMOUNTS PAID BY THE YIELD SUPPORT COUNTERPARTY ON ANY DISTRIBUTION DATE WILL, TOGETHER WITH THE BALANCE OF THE INTEREST AVAILABLE FUNDS FOR SUCH DISTRIBUTION DATE, BE SUFFICIENT TO ALLOW FULL DISTRIBUTIONS IN RESPECT OF INTEREST ON THE CLASS A-1 CERTIFICATES ON SUCH DISTRIBUTION DATE OR ON ANY FUTURE DISTRIBUTION DATES.

                                      The Yield Support Agreement will
                                      terminate upon the reduction of the
                                      Principal Balance of the Class A-1
                                      Certificates to zero. The Yield Support
                                      Agreement may also be terminated by the
                                      Trustee under the circumstances
                                      described herein under "Description of
                                      the Certificates--The Yield Support
                                      Agreement--Termination".]

[OPTIONAL REPURCHASE OF THE MORTGAGE
  CERTIFICATES [AND GOVERNMENT
  SECURITIES].........................The beneficial owner of the Class IO
                                      Certificates will have the option to
                                      purchase the Mortgage Certificates from
                                      the Trust Fund on any Distribution Date
                                      on which the Mortgage Certificate
                                      Balance is equal to    % or less of the
                                      Mortgage Certificate Balance as of the
                                      Cut-off Date. See "Description of the
                                      Certificates--Optional Repurchase of the
                                      Mortgage Certificates [and Government
                                      Securities]" herein. [Describe
                                      repurchase right, if any, as it relates
                                      to Government Securities.]

RATINGS...............................It is a condition of the issuance of the Certificates that the Class A-1
                                      Certificates be rated not lower than
                                      "      " by
                                      [ and] "    " by
                                      ("      " and, collectively with
                                      , the "Rating Agencies").

                                      The ratings of         and     on
                                      mortgage securities address the
                                      likelihood of the receipt by the
                                      holders thereof of all distributions
                                      of principal and interest to which
                                      such holders are entitled. THE
                                      RATING AGENCIES NOTE THAT THE
                                      ENTITLEMENT OF THE CLASS A-1
                                      CERTIFICATES TO INTEREST AT A RATE
                                      IN EXCESS OF THE MORTGAGE
                                      CERTIFICATE PASS-THROUGH RATE IS
                                      SUBJECT TO THE AVAILABILITY OF
                                      INTEREST AVAILABLE FUNDS. There is
                                      no assurance that such ratings will
                                      continue for any period of time or
                                      that they will not be revised or
                                      withdrawn entirely by such rating
                                      agency if, in its judgment,
                                      circumstances so warrant. A revision
                                      or withdrawal of  such ratings may
                                      have an adverse effect on the market
                                      price of the Class A-1 Certificates.
                                      A security rating is not a
                                      recommendation to buy, sell or hold
                                      securities.

                                      The Depositor has not requested a
                                      rating on the Class A-1 Certificates
                                      from any other rating agency,
                                      although data with respect to the
                                      Mortgage Loans[,] [and] Mortgage
                                      Certificates [and Government
                                      Securities] may have been provided
                                      to other agencies solely for their
                                      informational purposes. There can be
                                      no assurance that if a rating is
                                      assigned to the Class A-1
                                      Certificates by any other rating
                                      agency, such rating will be as high
                                      as that assigned by         and
                                      .   See "Ratings".

                                      A security rating is not a
                                      recommendation to buy, sell or hold
                                      securities and may be subject to
                                      revision or withdrawal at any time
                                      by the assigning rating
                                      organization.  A security rating
                                      does not address the frequency of
                                      prepayments or the possibility that
                                      Certificateholders might suffer a
                                      lower than anticipated yield.  A
                                      security rating also does not
                                      represent any assessment of the
                                      yield to maturity that investors may
                                      experience.  See "Risk Factors"
                                      herein and in the Prospectus,
                                      "Ratings" herein and "Yield
                                      Considerations" in the Prospectus.

MORTGAGE CERTIFICATES [; GOVERNMENT
SECURITIES]...........................[The assets of the REMIC will consist primarily of [(i)] ___ classes (or a
                                      portion of such classes) of senior
                                      mortgage pass-through certificates
                                      (the "Mortgage  Certificates") [and
                                      (ii) ___ classes (or a portion of
                                      such classes of [describe Government
                                      Securities] (the "Government
                                      Securities")], each of which is a
                                      part of one of ___ separate series
                                      of mortgage pass-through
                                      certificates sold by
                                      (each an "Underlying Series"),
                                      identified in the following table.

                          -------------------------------------------------

                          UNDERLYING SERIES

                                                CLASS OF MORTGAGE
                          SERIES DESIGNATION    CERTIFICATES;
                          --------------------  ---------------------------
                                                GOVERNMENT SECURITIES
                                                ---------------------------

                          -------------------------------------------------

                          [Each of the Mortgage Certificates evidences
                          a senior interest in a mortgage pool
                          (each, an "Underlying Mortgage Pool")
                          previously formed by        . Payments on each
                          Class of Mortgage Certificates [and Government Securities] will be made on the 25th day
                          [and __th day, respectively,] of each month
                          (or if such day is not a business day, the
                          succeeding business day) (each, an "Underlying Series Distribution Date") [, in the case of a Mortgage Certificates,] primarily from amounts received in respect of the mortgage loans that constitute the corpus of the related Underlying Mortgage Pool (in the aggregate, the "Mortgage Loans"). Such amounts, together with any payments under the Yield Support Agreement and payments from the Reserve Fund, are the sole source of funds for payments on the Class A-1 Certificates. As of the Underlying Series
                          Distribution Date occurring in              ,
                          after giving effect to distributions and principal balance reductions on such date, the Mortgage Certificates [and Government Securities] had approximately the characteristics set forth under "The Mortgage Certificates" [and "The Government Securities"].]


THE MORTGAGE LOANS........[The Mortgage Loans are contained in separate pools of adjustable interest rate, conventional, residential first mortgage loans having approximately the characteristics set forth in the table entitled "Selected Mortgage Loan Data" under "Description of the Mortgage Loans". The interest rate on each Mortgage Loan is subject to adjustment periodically (as specified in the related mortgage note) to a rate equal to the sum (subject to rounding) of (i) a specified index and (ii) an individual gross margin, subject to certain limitations.

                          The Mortgage Loans are subject to overall maximum interest rates. Some of the Mortgage Loans are also subject to a minimum interest rate. Some of the Mortgage Loans are subject to negative amortization.

                          Some of the Mortgage Loans have mortgage interest rates that may be converted to fixed interest rates at the option of the Mortgagor. Upon conversion to a fixed rate, such Mortgage Loans generally are required to be purchased by the Servicer of the related Underlying Mortgage Pool. See "Description of the Mortgage Loans" and "Yield and Prepayment Considerations".]

                          [Optional Repurchase of Mortgage Loans. The
                          Underlying Mortgage Pool with respect to each Mortgage Certificate is subject to special termination (a "Special Termination") at such time as the aggregate outstanding principal balance of all the Mortgage Loans
                            underlying all the Mortgage Certificates of the related Underlying Series is equal to or less
                            than    % of the initial aggregate principal
                            balance of such mortgage loans. See "The Mortgage Certificates--Special Termination" herein. In addition, the Mortgage Loan Servicer with respect to each Underlying Series has the option to repurchase the Mortgage Loans from the related Underlying Mortgage Pool at such time as the aggregatescheduled principal balance thereof
                            is reduced to less than    % of the original
                            aggregate principal balance thereof. See "The Mortgage Certificates--Optional Termination"
                            herein. Any such repurchase may accelerate the rate at which principal payments are made on the Class A-1 Certificates.]
CERTAIN PREPAYMENT AND YIELD
CONSIDERATIONS..............NO INVESTMENT SHOULD BE MADE IN THE CLASS A-1
                            CERTIFICATES UNLESS AN INVESTOR HAS CONSIDERED CAREFULLY THE ASSOCIATED RISKS OF INVESTING IN SUCH CLASS A-1 CERTIFICATES AS DISCUSSED BELOW AND UNDER "RISK FACTORS" AND "YIELD AND PREPAYMENT CONSIDERATIONS" HEREIN.

                            Prepayments. The rate of principal payments on the Class A-1 Certificates will be affected by the rate of principal payments on the Mortgage Loans (including, for this purpose, prepayments, which may include amounts received by virtue of condemnation, insurance or foreclosure). If a Class A-1 Certificate is purchased at a discount from its initial principal balance by a purchaser that calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is faster than that actually experienced on the Mortgage Loans, the actual yield to maturity will be lower than that so calculated. Furthermore, if a Certificate is purchased at a premium by a purchaser that calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is slower than that actually experienced on the Mortgage Loans, the actual yield to maturity will be lower than that so calculated.

                            Timing of Payments. The timing and amount of payments, including prepayments, on the Mortgage Loans may significantly affect an investor's yield. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Class A-1 Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments.

                            [Basis Risk; [specify index]. The interest rate payable to the Holders of the Class A-1 Certificates is based on [specify index]. However, the Mortgage Certificates bear interest at adjustable rates based on COFI, CMT and CBE (the "Indices"). [Specify index] and such Indices may respond to different economic and market factors, and there is no necessary correspondence between them. NO ASSURANCE CAN BE GIVEN THAT AMOUNTS ON DEPOSIT IN THE RESERVE FUND FROM TIME TO TIME OR PAYMENTS UNDER THE YIELD SUPPORT AGREEMENT WILL BE SUFFICIENT TO MAKE UP ANY AMOUNT BY WHICH THE INTEREST COLLECTED ON THE

                            MORTGAGE CERTIFICATES IS LESS THAN
                            THE INTEREST ACCRUAL AMOUNT OF THE
                            CLASS A-1 CERTIFICATES.]

                            [Describe prepayment and yield considerations relating to Government Securities.]

                            See "Risk Factors" and "Yield and Prepayment
                            Considerations" herein for a fuller discussion of the factors affecting the yield to maturity of the Class A-1 Certificates.

LIQUIDITY...................There is currently no secondary market for the
                            Class A-1 Certificates and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment at any particular time or for the life of the Class A-1 Certificates. There is no assurance that any such market, if established, will continue. Each Certificateholder will receive monthly reports pertaining to the Class A-1 Certificates[,] [and] the Mortgage Certificates [and the Government Securities]. There are a limited number of sources which provide certain information about mortgage-backed securities in the secondary market; however, there can be no assurance that any of these sources will provide information about the Class A-1 Certificates or the Mortgage Certificates. Investors should consider the effect of limited information on the liquidity of the Class A-1 Certificates.

TRUSTEE ....................        (the "Trustee").  See "Description
                            of the Certificates -Trustee" herein.

LEGAL INVESTMENT            [The Class A-1 Certificates will constitute
                            "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984
                            ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. As such, the Class A-1 Certificates are legal investments for certain entities to the extent provided in SMMEA. However, there are regulatory requirements and considerations applicable to regulated financial institutions and restrictions on the ability of such institutions to invest in certain types of mortgage related securities. Prospective purchasers of the Class A-
                            1 Certificates should consult their own legal, tax and accounting advisors in determining the suitability of and consequences to them of the purchase, ownership and disposition of the Class A-1 Certificates. See "Legal Investment
                            Considerations" in this Prospectus Supplement and "Legal Investment" in the Prospectus.]

ERISA CONSIDERATIONS........A fiduciary of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), should carefully review with its legal advisors whether the purchase or holding of Class A-1 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or Similar Law. See "ERISA Considerations" in this Prospectus Supplement and in the Prospectus.

FEDERAL INCOME TAX STATUS..........[An election will be made to treat [the portion of] the Trust Fund [consisting of the Mortgage Certificates] as a REMIC for federal income tax purposes. The [payments on the] Class A-1 Certificates [which are derived from the Mortgage Certificates,] and the Class IO Certificates, will be designated as regular interests in the REMIC, and the Class R Certificate will be designated as the residual interest in the REMIC. ]

                                   [The arrangement under which the Reserve
                                   Fund is held should not be treated as an association taxable as a corporation. An investor in the Class A-1 Certificates will be treated for federal income tax purposes as purchasing a REMIC regular interest and a contractual right to receive amounts from the Reserve Fund. The Certificates other than the Class R Certificates (the "Regular Certificates") will be treated as regular interests in the REMIC and generally will be treated as debt instruments issued by the REMIC for federal income tax purposes. Certain Classes of the Regular Certificates may be issued with original issue discount. The prepayment assumption that will be used in determining the rate of accrual of any original issue discount on the Regular Certificates for federal income tax purposes (and whether such original issue discount is de minimis), and that may be used by a holder of a Regular Certificate to amortize premium, will be [ ]% of the Prepayment Assumption. No representation is made that the Mortgage Loans will prepay at such rate or at any other rate. The holders of the Residual Certificates will be subject to special federal income tax rules that may significantly reduce the after-tax yield of such Certificates. Further, significant restrictions apply to the transfer of the Residual Certificates. See "Certain Federal Income Tax Consequences"[ herein and] in the Prospectus.*]


   ________________

   * Depending on the terms of the Class A-1 Certificates and the arrangement under which the Reserve Fund is held, the discussion of federal income tax consequences contained in "Summary of Terms-Federal Income Tax Status" and in "Certain Federal Income Tax Consequences" in this Prospectus Supplement may be revised appropriately to reflect such terms.

                                  RISK FACTORS

        Prospective investors should consider the following factors in connection with a purchase of the Class A-1 Certificates.

   GENERAL

        An investment in certificates (such as the Class A-1 Certificates) evidencing interests in mortgage loans may be affected, among other things, by a decline in real estate values or a decline in mortgage market rates. Recently such declines in real estate values have been experienced in several significant market areas within the United States. If relevant residential real estate markets should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans in a particular Underlying Mortgage Pool become equal to or greater than the value of the related mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. To the extent that such losses are not covered by the classes of certificates which are subordinate to the Mortgage Certificates from that pool and the cash available in the related Underlying Reserve Funds, holders of the Class A-1 Certificates will bear all risk of loss resulting from default by mortgagors and will have to depend primarily on the value of the mortgaged properties for recovery of the outstanding principal and unpaid interest of the defaulted Mortgage Loans.

   BASIS RISK

        The interest rate payable to the holders of the Class A-1 Certificates is based on [specify index]. However, the underlying Mortgage Loans bear interest based on the Indices calculated at various frequencies. [Specify index] and the Indices respond to different economic and market factors, and there is not necessarily a correlation between them. Thus, it is possible, for example, that [specify index] may rise during periods in which the Indices are stable or are falling or that, even if both [specify index] and the Indices rise during the same period, [specify index] may rise much more sharply than the Indices. NO ASSURANCE CAN BE GIVEN THAT AMOUNTS ON DEPOSIT IN THE RESERVE FUND FROM TIME TO TIME OR PAYMENTS UNDER THE YIELD SUPPORT AGREEMENT WILL BE SUFFICIENT TO MAKE UP ANY AMOUNT BY WHICH THE INTEREST COLLECTED ON THE MORTGAGE CERTIFICATES [AND GOVERNMENT SECURITIES] IS LESS THAN THE INTEREST ACCRUAL AMOUNT OF THE CLASS A-1 CERTIFICATES.] [DESCRIBE BASIS RISK AS IT RELATES TO GOVERNMENT SECURITIES.]

   PREPAYMENT AND YIELD CONSIDERATIONS

        The prepayment experience on the Mortgage Loans will affect the average life of the Class A-1 Certificates. Prepayments on the Mortgage Loans may be influenced by a variety of economic, geographic, social and other factors, including the difference between the interest rates on the Mortgage Loans and prevailing mortgage interest rates. Other factors affecting prepayment of Mortgage Loans include changes in housing needs, job transfers, unemployment and servicing decisions. See "Yield and Prepayment Considerations." In addition, the yield on the Class A-1 Certificates will be sensitive to, among other things, the level of [specify index]. [DESCRIBE PREPAYMENT AND YIELD CONSIDERATIONS RELATING TO GOVERNMENT SECURITIES.]

   GEOGRAPHIC CONCENTRATION

        The following table sets forth the concentrations by state for each of
   the Underlying Mortgage Pools that exceed    % of the original aggregate
   principal balance thereof as of the Underlying Series Cut-off Date. Such information was derived from the Underlying Disclosure Documents. The Depositor did not prepare or assist in the preparation of the Underlying Disclosure Documents and, therefore, cannot confirm the accuracy or completeness of such information.

   AVAILABLE INFORMATION REGARDING THE UNDERLYING ISSUERS

        This Prospectus Supplement relates only to the Class A-1 Certificates offered hereby and does not relate to the Mortgage Certificates [or the Government Securities]. All disclosures contained in this Prospectus Supplement regarding the Mortgage Certificates [and Government Securities] are derived from publicly available documents. Neither the Depositor, the Trustee nor any of the underwriters of the Class A-1 Certificates has participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. There can be no assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the Mortgage Certificates [or Government Securities] or the Underlying Issuers have been publicly disclosed.

        In addition, [in the case of Underlying Issuers other than Government Issuers] there can be no assurance that [an] [any such] Underlying Issuer will not elect to suspend its Exchange Act reporting after the date hereof if such Underlying Issuer no longer has a class of security listed on a national securities exchange or held of record by 300 or more holders. In such event, information (including financial information) then available to the Depositor and the Trustee with respect to such Underlying Issuer will not be as extensive, timely or readily available as that previously made available under the Exchange Act. Accordingly, in such event, the information with respect to any such Underlying Issuer that the Depositor or the Trustee can include in the Trust Fund's Exchange Act reports will be similarly limited.


                           GEOGRAPHIC CONCENTRATION
                  (GREATER THAN       % OF PRINCIPAL BALANCE)


                             PERCENTAGE                        PERCENTAGE
                               AS OF                              AS OF
                             UNDERLYING                        UNDERLYING
                               SERIES                            SERIES
                              CUT-OFF        SERIES             CUT-OFF
SERIES DESIGNATION    STATE     DATE       DESIGNATION  STATE     DATE
- ------------------    -----  ----------    -----------  -----  -----------



        [Additional risk factors will be added, as appropriate, including, without limitation, (i) if an Interest Weighted Class of Certificates or a Principal Weighted Class of Certificates is being offered, a discussion of the risks associated with such Class, including any disproportionate share of credit or prepayment risks that such Class will bear, (ii) a discussion of the concentration of credit risk, if any, with respect to the mortgage loans underlying the Mortgage Certificates due to, among other things (w) a concentration of Mortgage Loans originated by one or a few dealers, (x) a single mortgagor or lessee or cross-default, cross-collateralization or similar provisions, (y) a concentration of properties with brief or financially troubled operating histories or (z) a concentration of properties within a state (or region of a state) and (iii) a discussion of the basis risk associated with a Class of Certificates.]

                        DESCRIPTION OF THE CERTIFICATES

   GENERAL

        The [Adjustable Rate] Conduit Mortgage Pass-Through Certificates, Series ___ will include the following [three] classes: the [Class A-1] Certificates, the [Class IO] Certificates and the [Class R] Certificates (collectively, the "Certificates"). Only the Class A-1 Certificates are offered hereby.

        The Certificates evidence 100% of the beneficial ownership interest in a trust fund (the "Trust Fund"), the assets of which will consist primarily of [(a) ___classes (or portions of classes) of mortgage pass-through certificates (the "Mortgage Certificates"), each of which is part of one of ___ series of mortgage pass-through certificates initially sold by and acquired by the Depositor in the secondary market,] [(b) describe Government Securities, if any (the "Government Securities")] [(c) a Reserve
   Fund] [and] [(d) a Yield Support Agreement provided by                    .]
   [See ["--Government Securities",] "--The Reserve Fund" and "--The Yield Support Agreement" below.] The Trust

   Fund will be established and the Certificates will be issued pursuant to a [Pooling Trust Agreement] (the"Pooling Agreement"), dated as of
   among the Depositor,    the Certificate Administrator and the Trustee.

        [The Class A-1 Certificates will be issued as book-entry certificates (the "Book-Entry Certificates") through the facilities of The Depository Trust Company. See "--Book-Entry Form" below. The Class A-1 Certificates will be issued, maintained and transferred only in minimum denominations of $1,000 initial principal balance and integral multiples of $1,000 initial principal balance in excess thereof. The "Record Date" for distributions on the Class
   A-1 Certificates is            , with respect to the initial Distribution
   Date, and with respect to each subsequent Distribution Date, the last day of the calendar month immediately preceding the month in which the applicable Distribution Date occurs or, if such last day is not a business day, the preceding business day. The undivided percentage interest (the "Percentage Interest") represented by any Class A-1 Certificate will be equal to the percentage obtained by dividing the initial Principal Balance of such Class A-1 Certificate by the aggregate initial Principal Balance of all Class A-1 Certificates.]


   DISTRIBUTIONS

        Distributions on the Certificates will be made           on the   th
   day of each                                  , beginning in              or,
   if any such day is not a business day, the following business day (each such day on which distributions are made, a "Distribution Date"). Distributions to a holder of a Class A-1 Certificate will be made on each Distribution Date in an amount equal to such holder's Percentage Interest multiplied by the amount, if any, to be distributed to the Class A-1 Certificates. Distributions will be made on each Distribution Date to holders of record on the related Record Date, [which, unless Definitive Certificates are issued under the circumstances described below under "--Book Entry Form", will be Cede & Co. as nominee for DTC.]

        Interest Distributions. Distributions in respect of interest on each Class of Certificates (other than the Class R Certificates) on each Distribution Date will be made only up to the amount of the Interest Available Funds for such Distribution Date. The amount of interest payable on the Class A-1 Certificates on each Distribution Date will be equal to the sum of (x) the lesser of the Interest Accrual Amount of the Class A-1 Certificates for such Distribution Date and Interest Available Funds for such Distribution Date and (y) the lesser of the Interest Shortfall Amount of the Class A-1 Certificates and the excess, if any, of the Interest Available Funds for such Distribution Date over the Interest Accrual Amount of the Class A-1 Certificates for such Distribution Date.

        The "Interest Accrual Period" with respect to each Distribution Date is the period commencing on the th day of the [ month] preceding the month in which such Distribution Date occurs and ending on the th day of the month in which such Distribution Date occurs.

        The "Interest Accrual Amount" for the Class A-1 Certificates on each
   Distribution Date will equal the product of (i)             of the Class A-1
   Pass-Through Rate for such Distribution Date and (ii) the outstanding Principal Balance thereof, subject to reduction in respect of Deferred Interest and Prepayment Interest Shortfalls incurred with respect to the Mortgage Loans underlying the Mortgage Certificates. The "Class A-1 Pass-
   Through Rate" during the initial Interest Accrual Period will be    % per
   annum. During each succeeding Interest Accrual Period, the Class A-1 Pass-
   Through Rate will be     % in excess of [specify index] determined (as
   described below under "--Determination of [specify index]") ("[specify
   index]") on the [       day prior to the first day] of such Interest Accrual
   Period or, if such        day is not a business day, the preceding business
   day (each, a "Reset Date"). The "Interest Shortfall Amount" of the Class A-1 Certificates is equal to the sum of the amounts for all previous Distribution Dates by which the Interest Accrual Amount of the Class A-1 Certificates exceeded the Interest Available Funds for such Distribution Dates (to the extent such amounts have not been paid on subsequent Distribution Dates), together with interest accrued thereon at the Class A-1 Pass-Through Rate in effect from time to time.

        "Interest Available Funds" with respect to any Distribution Date will be equal to the sum of (a) all payments in respect of interest received by the Certificate Administrator on the Mortgage Certificates during the related Collection Period, (b) interest earned on amounts invested in the Certificate Account [and] [(c) all amounts on deposit in the Reserve Fund (including any payments made by the Yield Support Counterparty on such Distribution Date under the Yield Support Agreement) (up to the excess of the Interest Accrual Amount and the Interest Shortfall Amount of the Class A-1 Certificates over the amount described in clauses (a) and (b) above)]. [Describe allocation, if any, of interest and principal payments on Government Securities to Interest Available Funds.] Interest Available Funds will be distributed on each Distribution Date first to pay the Interest Accrual Amount of the Class A-1 Certificates and next to pay the Interest Shortfall Amount of the Class A-1 Certificates. Any Interest Available Funds remaining after such distributions will be deposited in the Reserve Fund.

        DUE TO THE FACTORS DISCUSSED UNDER "RISK FACTORS--BASIS RISK", INTEREST AVAILABLE FUNDS MAY NOT ALWAYS BE SUFFICIENT TO PAY THE FULL INTEREST ACCRUAL AMOUNT WITH RESPECT TO CLASS A-1 CERTIFICATES ON EACH DISTRIBUTION DATE.

        The Interest Accrual Amount for the Class IO Certificates on each
   Distribution Date will equal the product of (i)           of the Class IO
   Pass-Through Rate for such Distribution Date and (ii) the outstanding Principal Balance of the Class A-1 Certificates, subject to reduction in respect of Deferred Interest and Prepayment Interest Shortfalls. The Class R Certificates are not entitled to distributions in respect of interest and, therefore, have no Interest Accrual Amount. During each Interest Accrual Period the "Class IO Pass-Through Rate" will be equal to the excess, if any, of (X) the weighted average of the Weighted Average Mortgage [/Government Security] Certificate Pass-Through Rate for each of the Underlying Series Distribution Dates that occurs during the Collection Period related to such Interest Accrual Period (determined as described herein) (such weighted average, the "Quarterly Mortgage Certificate [/Government Security] Pass-Through Rate") over (Y) the Class A-1 Pass-Through Rate for such Interest Accrual Period. The "Weighted Average Mortgage Certificate [/Government Security] Pass-Through Rate" with respect to any Underlying Series Distribution Date will be equal to the weighted average of the pass-through rates of the Mortgage Certificates [and Government Securities] applicable to such Underlying Series Distribution Date, weighted on the basis of the outstanding principal balances of such classes prior to distributions on such Underlying Series Distribution Date. The Weighted Average Mortgage Certificate [/Government Security] Pass-Through Rate with respect to the
   Underlying Series Distribution Date in               is approximately    %.
   The "Collection Period" with respect to a Distribution Date is the period commencing on the day after the preceding Distribution Date (or, in the case
   of the first Collection Period, on                  ) and ending on such
   Distribution Date.

        Interest on the Certificates will be calculated on the basis of [specify interest calculation convention].

        Deferred Interest allocated to the Mortgage Certificates on each Underlying Series Distribution Date occurring during the Collection Period related to any Distribution Date (as reported on the remittance reports relating to such Mortgage Certificates) will be allocated between the Class A-1 Certificates and the Class IO Certificates on the related Distribution Date, pro rata, based on the Interest Accrual Amounts of each thereof (before reduction for such Deferred Interest). See "Description of the Underlying Mortgage Loans" [,][and] "The Mortgage Certificates--Distributions on the Mortgage Certificates [and "The Government Securities-Distributions on the Government Securities".] The amount of Deferred Interest allocated in reduction of the Interest Accrual Amount of the Class A-1 Certificates will be added to the Principal Balance of such Class as of such Distribution
   Date.

        Prepayment Interest Shortfalls allocated to the Mortgage Certificates on each Underlying Series Distribution Date occurring during the Collection Period related to any Distribution Date (as reported on the remittance reports relating to such Mortgage Certificates) will be allocated between the Class A-1 Certificates and the Class IO Certificates on the related Distribution Date, pro rata, based on the Interest Accrual Amounts thereof (before reduction for such interest shortfall on such Distribution Date). See "The Mortgage Certificates--Distributions on the Mortgage Certificates" herein.

        The "Principal Balance" of the Class A-1 Certificates as of any Distribution Date will be equal to the Mortgage Certificate Balance as of the preceding Distribution Date. The "Mortgage Certificate Balance" as of any Distribution Date will be equal to the sum of the Mortgage Certificate Balances (after giving effect to all distributions and other principal balance reductions on the Mortgage Certificates and any Deferred Interest added to the principal balance thereof during the Collection Period ending on such Distribution Date). [Describe effect of Government Securities on definition of "Principal Balance".] Neither the Class IO Certificates nor the Class R Certificate have any Principal Balance and, therefore, neither is entitled to distributions in respect of principal.

        Determination Of [specify index]. [describe procedures for determining index]

   Historical [specify index]. Listed below are historical values of [specify index] since :

                                [SPECIFY INDEX]
                                MONTHLY AVERAGES

                                     YEAR
                     ------------------------------------------
MONTH(1)             199       199      199       199       199
- --------             ----      ----     ----      ----      ----




        Principal Distributions. Distributions in respect of principal on the Class A-1 Certificates will be made on each Distribution Date in an amount equal to the sum of all amounts distributed in respect of principal on the Mortgage Certificates during the Collection Period ending on such Distribution Date. [Describe allocation, if any, of principal and interest payments on Government Securities to principal payments on Certificates.] Principal payments on the Class A-1 Certificates will be made on each Distribution Date to the extent funds are available therefor until the Principal Balance of the Class A-1 Certificates has been reduced to zero.


   [RESERVE FUND

        The Pooling Agreement will require the Certificate Administrator to establish a separate trust account, which it will hold for the benefit of the Trustee on behalf of the holders of the Class A-1 Certificates (the "Reserve Fund").

        On the Closing Date, the Depositor will deposit or cause to be deposited
   into the Reserve Fund, [(i) cash in the amount of $            [and] [(ii)
   the Class IO Certificates]. All distributions on the Class IO Certificates will be made to the Certificate Administrator for deposit into the Reserve Fund. In addition, all payments by the Yield Support Counterparty pursuant to the Yield Support Agreement will be deposited in the Reserve Fund. Amounts on deposit in the Reserve Fund from time to time will be available on each Distribution Date to be paid to holders of the Class A-1 Certificates to the extent that amounts described in clauses (a) and (b) of the definition of Interest Available Funds are insufficient to pay the Interest Accrual Amount and Interest Shortfall Amount of the Class A-1 Certificates for such Distribution Date. The Reserve Fund will be an asset of the Trust Fund, but will not be an asset of the REMIC. Amounts in the Reserve Fund will be invested in "eligible assets," as defined in the Pooling Agreement, at the discretion of the Certificate Administrator, provided each such investment matures no later than the succeeding Distribution Date.

        The Depositor will not have any obligation to deposit additional monies in the Reserve Fund after the Closing Date.

        NO ASSURANCE CAN BE GIVEN THAT AMOUNTS ON DEPOSIT IN THE RESERVE FUND FROM TIME TO TIME WILL, TOGETHER WITH THE BALANCE OF INTEREST AVAILABLE FUNDS ON ANY DISTRIBUTION DATE, BE SUFFICIENT TO ALLOW THE DISTRIBUTION OF THE FULL INTEREST ACCRUAL AMOUNT WITH RESPECT TO THE CLASS A-1 CERTIFICATES ON ANY SUCH DISTRIBUTION DATE.

        Due to the factors described under "Special Considerations--Basis Risk" and "Yield and Prepayment Considerations--Basis Risk; [specify index]," changes in the levels of COFI, CMT and CBE may not necessarily correlate with changes in [specify index]. Accordingly, the Class IO Certificates (payments on which, together with payments under the Yield Support Agreement, are the sole source of payments into the Reserve Fund after the Closing Date) will not be entitled to any payments under certain interest rate scenarios. See "--Distributions" above. In addition, the Yield Support Counterparty will not be obligated to make any payments under the Yield Support Agreement unless [specify index] exceeds the Strike Rate. See "--The Yield Support Agreement" below. The following table, which was prepared on the basis of the Modeling Assumptions, illustrates the balances that would be available in the Reserve Fund on the date indicated under the interest rate scenarios (the "Rate Scenarios") described in the following paragraph and at the various percentages of CPR indicated. Each of the Rate Scenarios set forth below assumes [describe assumptions].

   "Rate Scenario I" [describe assumptions].

   "Rate Scenario II" [describe assumptions].

   "Rate Scenario III" [describe assumptions].


                         PROJECTED BALANCE AVAILABLE AT



                                   PERCENT OF CPR
                           ---------------------------------------
                                %            %            %
                           ------------ ------------ -------------
Rate Scenario I........

Rate Scenario II.......

Rate Scenario III......

   [THE YIELD SUPPORT AGREEMENT

        The following is a summary of certain features of the Yield Support Agreement (as defined below).

        General. On the Closing Date, the Trustee, acting on behalf of the holders of the Class A-1 Certificates, will enter into a yield support
   agreement (the "Yield Support Agreement") with              , a
   (the "Yield Support Counterparty"). The Yield Support Agreement will be
   governed by and construed in accordance with the laws of                  .

        Payment Terms. Pursuant to the terms of the Yield Support Agreement, in the event that [specify index] on any Reset Date (determined as described
   below under "--Determination of [specify index]") exceeds     % (which rate
   is equal to [specify index] as set with respect to the first Interest Accrual
   Period plus    %) (the "Strike Rate"), the Yield Support Counterparty will be obligated to pay to the Certificate Administrator, for the benefit of the holders of the Class A-1 Certificates, on the Distribution Date related to the Interest Accrual Period following such Reset Date, an amount equal to one-fourth of the product of (x) the difference between [specify index] at such Reset Date (determined as described above) and the Strike Rate and (y) the Principal Balance of the Class A-1 Certificates outstanding prior to distributions on such Distribution Date. Amounts paid by the Yield Support Counterparty on any Distribution Date will be paid to the Certificate Administrator for deposit into the Reserve Fund.

        NO ASSURANCE CAN BE GIVEN THAT AMOUNTS PAID BY THE YIELD SUPPORT COUNTERPARTY ON ANY DISTRIBUTION DATE WILL, TOGETHER WITH THE BALANCE OF THE INTEREST AVAILABLE FUNDS FOR SUCH DISTRIBUTION DATE, BE SUFFICIENT TO ALLOW FULL DISTRIBUTIONS IN RESPECT OF INTEREST ON THE CLASS A-1 CERTIFICATES ON SUCH DISTRIBUTION DATE OR ON ANY FUTURE DISTRIBUTION DATES. THE OBLIGATIONS OF THE YIELD SUPPORT COUNTERPARTY WITH RESPECT TO THE SECURITIES OFFERED HEREBY ARE LIMITED TO THOSE SPECIFICALLY SET FORTH IN THE YIELD SUPPORT AGREEMENT AND ARE SUBJECT TO CERTAIN CONDITIONS AS DESCRIBED IN THE YIELD SUPPORT AGREEMENT.

        Termination. Unless earlier terminated as described below, the Yield Support Agreement will terminate upon the reduction of the Principal Balance of the Class A-1 Certificates to zero.

        Pursuant to the Yield Support Agreement, certain events may occur in respect of the Yield Support Counterparty that will give the Trustee the right to terminate the Yield Support Agreement subject to the terms and provisions thereof. The Trustee will have the right to terminate the Yield Support Agreement if any of the following events occur:

        (i) the Yield Support Counterparty fails to make any payment due under the Yield Support Agreement and such nonpayment continues for three business days after notice from the Trustee;

        (ii) the Yield Support Counterparty fails to perform or observe its obligations under such Yield Support Agreement (other than its obligation to make any payment due under such Yield Support Agreement) and such failure continues for a period of 30 days after notice from the Trustee;

        (iii) any representation made by the Yield Support Counterparty under such Yield Support Agreement proves to have been incorrect or misleading in any material respect as of the time it was made;

        (iv) certain events of bankruptcy or insolvency occur with respect to the Yield Support Counterparty;

        (v) the Yield Support Counterparty undertakes certain mergers, consolidations or transfers of its assets or is dissolved;

        (vi) a withholding tax is imposed on payments by the Yield Support Counterparty under such Yield Support Agreement; or

        (vii) a change in law occurs after the Closing Date which makes it unlawful for the Yield Support Counterparty to perform its obligations in respect of the Yield Support Agreement.

        Breakage Fee. If the Yield Support Agreement is terminated by the Trustee, the market value of the Yield Support Agreement will be established by the Trustee on the basis of market quotations of the cost to the Trust Fund of entering into a replacement yield support agreement, in accordance with the procedures set forth in the Yield Support Agreement (such amount, the "Breakage Fee"). The Yield Support Counterparty will be required to pay the Trustee, for the benefit of the holders of the Class A-1 Certificates the amount of any Breakage Fee. Upon any such termination of the Yield Support Agreement, the Trustee will apply any Breakage Fee paid by the Yield Support Counterparty to the purchase of a similar yield support agreement from another counterparty.

        The Yield Support Counterparty.

        As of                  , the end of its most recent fiscal year, the
   Yield Support Counterparty and its subsidiaries had, on a consolidated
   basis, total assets of approximately $            , total liabilities of
   approximately $             , and stockholders' equity of approximately
   $           .

        The Yield Support Counterparty's outstanding senior unsecured
   indebtedness has been rated     by        ,     by   , and    by           .

        Copies of the Yield Support Counterparty's annual reports are available
   from                     by contacting                             , at
   .

        The above information was provided by the Yield Support Counterparty. No other information contained herein (including but not limited to the statements concerning the Yield Support Agreement and the rights under the Yield Support Agreement of the holders of the securities offered hereby) has been provided by the Yield Support Counterparty.]


   [OPTIONAL REPURCHASE OF THE MORTGAGE CERTIFICATES [AND GOVERNMENT SECURITIES]

        The beneficial owner of the Class IO Certificates will have the option, but not the obligation, to purchase the Mortgage Certificates from the Trust Fund on any Distribution Date on which the Mortgage Certificate Balance is
   equal to    % or less of the Mortgage Certificate Balance as of the Cut-off
   Date at a price equal to the outstanding Principal Balance of the Class A-1 Certificates together with accrued interest thereon at the then-applicable Class A-1 Pass-Through Rate through the following Distribution Date [Describe repurchase right, if any, as it relates to Government Securities].]

   DENOMINATIONS

       The Class A-1 Certificates will be issued in minimum denominations of $[1,000] initial principal balance and integral multiples of $1,000 initial principal balance in excess thereof.

   [BOOK-ENTRY FORM

       The Class A-1 Certificates initially will be represented by one physical certificate registered in the name of Cede & Co. ("Cede"), as nominee of DTC, which will be the "holder" or "Certificateholder" of such Certificates, as such terms are used herein. No person acquiring an interest in the Class A-1 Certificates (a "Beneficial Owner") will be entitled to receive a Class A-1 Certificate in certificated form (a "Definitive Certificate") representing such person's interest in the Class A-1 Certificates, except as set forth below. Unless and until Definitive Certificates are issued under the limited circumstances described herein, all references to actions taken by Certificateholders or holders shall refer to actions taken by DTC upon instructions from its DTC Participants (as defined below), and all references herein to distributions, notices, reports and statements to Certificateholders or holders shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the Class A-1 Certificates, as the case may be, for distribution to Beneficial Owners in accordance with DTC procedures.

       DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among DTC Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. DTC Participants include securities brokers and dealers (including First Boston), banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to banks, brokers, dealers, trust companies and other institutions that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect DTC Participants").

       Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make Class A-1 transfers of Class A-1 Certificates among DTC Participants on whose behalf it acts with respect to the Class A-1 Certificates and to receive and transmit distributions of principal of and interest on the Class A-1 Certificates. DTC Participants and Indirect DTC Participants with which Beneficial Owners have accounts with respect to the Class A-1 Certificates similarly are required to make Class A-1 transfers and receive and transmit such payments on behalf of their respective Beneficial Owners.

       Beneficial Owners that are not DTC Participants or Indirect DTC Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Class A-1 Certificates may do so only through DTC Participants and Indirect DTC Participants. In addition, Beneficial Owners will receive all distributions of principal and interest from the Certificate Administrator, or a paying agent on behalf of the Certificate Administrator, through DTC Participants. DTC will forward such distributions to its DTC Participants, which thereafter will forward them to Indirect DTC Participants or Beneficial Owners. Beneficial Owners will not be recognized by the Trustee, the Certificate Administrator or any paying agent as Certificateholders, as such term is used in the Pooling and Servicing Agreement, and Beneficial Owners will be permitted to exercise the rights of Certificateholders only indirectly through DTC and its DTC Participants.

       Because DTC can only act on behalf of DTC Participants, who in turn act on behalf of Indirect DTC Participants and certain banks, the ability of a Beneficial Owner to pledge Class A-1 Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Class A-1 Certificates, may be limited due to the lack of a physical certificate for such Class A-1 Certificates. In addition, under a Class A-1 format, Beneficial Owners may experience delays in their receipt of payments, since distributions will be made by the Certificate Administrator, or a paying agent on behalf of the Certificate Administrator, to Cede, as nominee for DTC.

       DTC has advised the Depositor that it will take any action permitted to be taken by a Certificateholder under the Pooling Agreement only at the direction of one or more DTC Participants to whose accounts with DTC the Class A-1 Certificates are credited. Additionally, DTC has advised the Depositor that it will take such actions with respect to specified voting interests only at the direction of and on behalf of DTC Participants whose holdings of Class A-1 Certificates evidence such specified voting interests. DTC may take conflicting actions with respect to voting interests to the extent that DTC Participants whose holdings of Class A-1 Certificates evidence such voting interests authorize divergent action.

       Neither the Depositor, the Certificate Administrator nor the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Class A-1 Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. In the event of the insolvency of DTC, a DTC Participant or an indirect DTC Participant in whose name Class A-1 Certificates are registered, the ability of the Beneficial Owners of such Class A-1 Certificates to obtain timely payment and, if the limits of applicable insurance coverage by the Securities Investor Protection Corporation are exceeded or if such coverage is otherwise unavailable, ultimate payment, of amounts distributable with respect to such Class A-1 Certificates may be impaired.

       The Class A-1 Certificates will be converted to Definitive Certificates and re-issued to Beneficial Owners or their nominees, rather than to DTC or its nominee, only if (i) the Certificate Administrator is advised that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the Class A-1 Certificates and the Certificate Administrator is unable to locate a qualified successor, (ii) the Certificate Administrator, at its option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of a dismissal or resignation of the Certificate Administrator under the Pooling Agreement, Beneficial Owners representing not less than 51% of the voting interests of the outstanding Class A-1 Certificates advise the Trustee through DTC, in writing, that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the Beneficial Owners' best interest.

       Upon the occurrence of any event described in the immediately preceding paragraph, the Certificate Administrator (or, if the Certificate Administrator has been dismissed, the Trustee) will be required to notify all Beneficial Owners through DTC Participants of the availability of Definitive Certificates. Upon surrender by DTC of the physical certificates representing the Class A-1 Certificates and receipt of instructions for re-registration, the Certificate Administrator will reissue the Class A-1 Certificates as Definitive Certificates to Beneficial Owners. ]

   TERMINATION

       The Trust Fund will terminate upon the earlier of (a) the distribution to holders of the Certificates of all amounts required to be distributed to them pursuant to the Pooling Agreement and (b) the termination of the Pooling Agreement.


   CERTIFICATE ACCOUNT

       All payments and collections in respect of the Mortgage Certificates [and Government Securities] will be deposited in an account maintained by the Certificate Administrator (the "Certificate Account") in the name of the Trustee with a depository institution (which may be the Certificate Administrator) and in a manner acceptable to each Rating Agency. See "Description of the Certificates --Payments on the Mortgage Loans[, -- Payments on the Government Securities"] and "--Collection of Payments on Mortgage Certificates" [and "--Collection of Payments on Government Securities"] in the Prospectus.

       Any earnings on investment of amounts in the Certificate Account will be available for distribution to the holders of the Certificates as Interest Available Funds. The rate at which such funds are invested from time to time is referred to herein as the "Reinvestment Rate".

   ACTIONS IN RESPECT OF THE MORTGAGE CERTIFICATES [AND GOVERNMENT SECURITIES]

       If at any time the Trustee, as the Mortgage Certificateholder [or Government Securityholder, as applicable], is requested in such capacity to take any action or to give any consent, approval or waiver, including without limitation in connection with an amendment of an Underlying Pooling Agreement or if an event of default occurs under an Underlying Pooling Agreement with respect to the Mortgage Loan Servicer or the Mortgage Loan Trustee thereunder [or if an event of default occurs under a Government Security], the Pooling Agreement provides that the Trustee, in its capacity as certificateholder [or securityholder, as applicable], may take action in connection with the enforcement of any rights and remedies available to it in such capacity with respect thereto, will promptly notify all of the holders of the Certificates and will act only in accordance with written directions of holders of the Certificates evidencing in excess of 50% of the Voting Rights.

   VOTING RIGHTS

       Certain actions specified in the Prospectus that may be taken by holders of the Certificates evidencing a specified percentage of all undivided interest in the Trust Fund may be taken by holders of the Certificates entitled in the aggregate to such percentage of the Voting Rights. At any time that any certificates are outstanding, the "Voting Rights" under the Pooling Agreement will be allocated [ %] to the Class R Certificate, % to the Class IO Certificate and the remainder to the Class A-1 Certificate.

   CERTIFICATE ADMINISTRATOR

       will act as Certificate Administrator. [Describe business of Certificate Administrator]

   TRUSTEE

       will act as the Trustee.  [Describe business of Trustee]


                           THE MORTGAGE CERTIFICATES

   GENERAL

       The description of the Mortgage Certificates contained in this Prospectus Supplement is a general summary of certain characteristics of the Mortgage Certificates and does not purport to be complete. Such description is subject to, and is qualified in its entirety by reference to, the actual terms and provisions of the Prospectuses and Prospectus Supplements related to each of the Mortgage Certificates (collectively, the "Underlying Disclosure Documents") and the Pooling and Servicing Agreements relating to each of the Mortgage Certificates (collectively, the "Underlying Pooling Agreements"). Copies of the Underlying Disclosure Documents and the Underlying Pooling
   Agreements are  available from First Boston by calling                   at
   . Investors are urged to obtain copies of such documents and read this Prospectus Supplement in conjunction therewith.

       The assets of the REMIC will consist primarily of    classes (or portions
   of classes) of senior mortgage pass-through certificates (the "Mortgage
   Certificates"), each of which is a part of one of    separate series of
   mortgage pass-through certificates (each an "Underlying Series").

       [Each of the Mortgage Certificates was issued pursuant to a separate Underlying Pooling Agreement, generally dated as of the first day of the month of initial issuance of the related Underlying Series (as to each, the
   "Underlying Series Cut-off Date"), generally among         , the servicer or
   master servicer of the related Mortgage Loans (each, a "Mortgage Loan Servicer") and the trustee of the related Mortgage Certificates (each, a "Mortgage Loan Trustee").]

       Certain characteristics of the Mortgage Certificates are described below. Certain of the information with respect to the Mortgage Certificates has been derived from the original offering documents relating to such Mortgage Certificates and from publicly available data and other data available to the Depositor with respect thereto. IT SHOULD BE NOTED THAT THERE MAY HAVE BEEN MATERIAL CHANGES IN FACTS AND CIRCUMSTANCES SINCE THE DATES SUCH DOCUMENTS WERE PREPARED, INCLUDING, BUT NOT LIMITED TO, CHANGES IN PREPAYMENT SPEEDS AND PREVAILING INTEREST RATES AND OTHER ECONOMIC FACTORS, WHICH MAY LIMIT THE USEFULNESS OF, AND BE DIRECTLY CONTRARY TO THE ASSUMPTIONS USED IN PREPARING, THE INFORMATION SET FORTH IN SUCH DOCUMENTS.

       The Mortgage Certificates were each issued on the dates set forth in the following table for each such Mortgage Certificate, each in an offering
   registered by         under the Securities Act of 1933, as amended (the
   "Securities Act").

       MORTGAGE CERTIFICATES                         DATE OF ISSUANCE
       ---------------------                         ----------------






       [Each Underlying Series consists of multiple classes of mortgage pass-through certificates representing interests in separate trusts (each, an
   "Underlying Trust Fund"), previously formed by        , each such Underlying
   Trust Fund consisting, in part, of [a] [multiple] mortgage pools. Each of the Mortgage Certificates evidences a senior interest in a separate mortgage pool (each, an "Underlying Mortgage Pool"), which is part of one of the Underlying Trust Funds, consisting primarily of adjustable interest rate, conventional, one- to four-family, residential first mortgage loans (the "Mortgage Loans"),
   sold by         to the related Mortgage Loan Trustee for the benefit of
   holders of the certificates of the related Underlying Series. Except as set forth in the following sentence, the Underlying Series relating to each class of Mortgage Certificates includes at least one class of certificates (as to each Underlying Series, the "Related Subordinated Certificates") which represents an interest in the same Underlying Mortgage Pool as such class of Mortgage Certificates and which is subordinated to such class of Mortgage Certificates.]

       Each of the Mortgage Certificates has been assigned the ratings set forth in the following table by the rating agencies identified therein:

                              [table to be added]

       The following table sets forth expected approximate characteristics of the Mortgage Certificates based on remittance reports received with respect to the Underlying Series Distribution Dates occurring in
   .


                SUMMARY DESCRIPTION OF THE MORTGAGE CERTIFICATES
                (BASED ON THE               REMITTANCE REPORTS)


                                                                                                                         Mortgage
                                                   Percentage                                                          Certificate
                                                   Interest of                                                             Pass-
                                                     Class                                    Current                     Through
                                                 Represented by     Current                   Mortgage                      Rate
                                     Original       Mortgage       Underlying    Current     Certificate                 as of the
                                      Class      Certificate in     Mortgage      Class      Balance in    Predominant    Cut-off
Underlying Series            Class   Balance      Trust Fund     Pool Balance    Balance     Trust Fund       Index         Date
- -----------------            -----  ---------    --------------  ------------    -------    -----------    ----------- -----------
                                      $                   %        $               $          $                                %


       On the Closing Date, the Principal Balance of the Class A-1 Certificates will equal the aggregate principal balance of the Mortgage Certificates. In the event that any of the actual characteristics as of the Cut-off Date of the Mortgage Certificates varies materially from those described herein, revised information regarding the Mortgage Certificates will be made available to purchasers of the Class A-1 Certificates on or before the Closing Date.

   [DISTRIBUTIONS ON THE MORTGAGE CERTIFICATES

       The following is a discussion of the characteristics of the Mortgage Certificates in general. The precise characteristics of specific Mortgage Certificates may vary from the general descriptions set forth below. There are substantial variations among the Underlying Pooling Agreements for the various Underlying Series. The following discussion does not purport to describe with specificity the terms of any specific Underlying Pooling Agreement, but is instead a general description of the major economic terms of the Mortgage Certificates, with certain major variations from the general descriptions with respect to certain Mortgage Certificates or groups of Mortgage Certificates noted. Investors are urged to obtain the Underlying Pooling Agreements and the Underlying Disclosure Documents from First Boston and read such agreements in conjunction with this Prospectus Supplement.

       [Describe distributions on Mortgage Certificates]


   GENERAL

       [to follow]

   INTEREST DISTRIBUTIONS

       [to follow]

   PRINCIPAL DISTRIBUTIONS

       [to follow]

   CREDIT SUPPORT

       [to follow]

   OPTIONAL TERMINATION

       [to follow]

   ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES

       [to follow]

   PAYMENTS ON MORTGAGE LOANS

       [to follow]

   COLLECTION AND OTHER SERVICING PROCEDURES

       [to follow]

   ADVANCES

       [to follow]

   MORTGAGE LOAN TRUSTEE AND COLLATERAL AGENT

       [to follow]

                       DESCRIPTION OF THE MORTGAGE LOANS

   GENERAL

       [As of the Cut-off Date, the Mortgage Certificates represented approximately $ of the beneficial interest in separate Underlying Mortgage Pools which, in turn, were comprised of mortgage loans having an aggregate principal balance as of such date of approximately $ . [Describe terms of underlying Mortgage Loans, including underwriting standards used to originate the mortgage loans underlying the Mortgage Certificates that comprise a material portion of the Trust Fund.] The mortgage loans in each Underlying Mortgage Pool are adjustable rate, conventional, one-to-four family residential first mortgage loans having approximately the characteristics set forth in the table below. The related Mortgaged Properties include owner-occupied, vacation and investor-owned properties, condominiums, cooperatives, and units in Planned Unit Developments. With respect to some of the Mortgage Loans, the type of the related Mortgaged Property was unknown as of the date of issuance of the related Mortgage Certificates. Investors are urged to review the information concerning the Mortgage Loans set forth in each of the Underlying Disclosure Documents. Such information may not have been accurate when prepared. The information regarding the Mortgage Loans set forth herein (including in the tables below) is based on information contained in the Underlying disclosure Documents and on other information made available in connection with the issuance of each of the Mortgage Certificates. In addition, the information contained in the assumed Mortgage Certificate Characteristics table is derived from information made available in connection with the issuance of each of the Mortgage Certificates. IT SHOULD BE NOTED THAT THERE MAY HAVE BEEN MATERIAL CHANGES IN FACTS AND CIRCUMSTANCES SINCE THE DATE SUCH DOCUMENTS AND INFORMATION WERE PREPARED, INCLUDING, BUT NOT LIMITED TO, PREVAILING INTEREST RATES AND OTHER ECONOMIC FACTORS, WHICH MAY LIMIT THE USEFULNESS OF, AND EVEN BE DIRECTLY CONTRARY TO THE ASSUMPTIONS USED IN PREPARING SUCH INFORMATION AND DOCUMENTS. In addition, the Underlying Disclosure Documents do not provide information sufficient to determine the percentage distribution of Mortgage Loans exhibiting many of the characteristics described herein. The Depositor did not prepare or assist in the preparation of the Underlying Disclosure Documents and, therefore, cannot confirm the accuracy or completeness of such information.



   MORTGAGE LOAN DELINQUENCY STATUS

       The following table summarizes the monthly delinquency, foreclosure and REO information for the Mortgage Loans contained in each of the Underlying Mortgage Pools for [ ] 19[ ]. The information in the following table has been prepared by the Depositor solely on the basis of the remittance reports provided by the Mortgage Loan Trustees, and the Depositor makes no representations as to its accuracy. Investors should consider the risk that any of the delinquent Mortgage Loans may become defaulted loans and subsequently liquidated loans, and that realized losses on such Mortgage Loans may be allocated to the Mortgage Certificates. Defaults by mortgagors on the Mortgage Loans may result in the failure of Mortgage Certificates on a given Underlying Series Distribution Date to receive full payments in respect of interest or principal.

                                  DELINQUENCY STATUS
                    (BASED ON [     ] 19[     ] REMITTANCE REPORT)


                                 DELINQUENCIES AS PERCENT OF POOL BALANCE
                             -----------------------------------------------
         [     ] 19[     ]   30 DAYS  60 DAYS  90+ DAYS  FORECLOSURE  REO(2)
         -----------------   -------  -------  --------  -----------  ------
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series
Series


- ----------
(1) Reflects the delinquencies as a percent of the Pool Balance of Mortgage Loans in the related Mortgage Pool and mortgage loans in two other mortgage pools in the same Underlying Trust Fund.
(2) NA = Not Available.


                            [GOVERNMENT SECURITIES]

       [DESCRIBE TERMS AND CONDITIONS OF GOVERNMENT SECURITIES.]
       [DESCRIBE DISTRIBUTIONS ON GOVERNMENT SECURITIES.]


                      [YIELD AND PREPAYMENT CONSIDERATIONS

       Prepayments and Excess Cash. The rate of principal payments on the Class A-1 Certificates will be affected by the rate of principal payments on the Mortgage Loans (including, for this purpose, prepayments, which may include amounts received by virtue of condemnation, insurance or foreclosure). [Describe prepayment and yield considerations relating to Government Securities.]

       Principal prepayments may be influenced by a variety of economic, geographic, demographic, social, tax, legal and other factors. In general, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans, the Mortgage Loans are likely to be subject to higher prepayments than if prevailing rates remain at or above the interest rates on such Mortgage Loans. Conversely, if prevailing interest rates rise above the interest rates on such Mortgage Loans, the rate of prepayments would be expected to decrease. Other factors affecting prepayment of the Mortgage Loans include changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity in the mortgaged properties and servicing decisions.

       All of the Mortgage Loans are adjustable rate mortgage loans ("ARMs"). The Depositor is not aware of any publicly available statistics that set forth principal prepayment experience or prepayment forecasts of ARMs over an extended period of time. The prepayment experience of the Mortgage Certificates is insufficient to draw any conclusions with respect to the expected prepayment rates of the Mortgage Loans. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with conventional fixed rate mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock in" a lower fixed interest rate. No assurances can be given as to the rate of prepayments on the Mortgage Loans in stable or changing interest rate environments.

       Excess Cash related to each of the Underlying Mortgage Pools (and other mortgage pools that are part of the Underlying Trust Funds) will be allocated in reduction of the Mortgage Certificate Principal Balances of the Certificates in various ways. See "The Mortgage Certificates--Principal Distributions".

       If a Class A-1 Certificate is purchased at a discount from its initial principal amount by a purchaser that calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is faster than that actually experienced on the Mortgage Loans, the actual yield to maturity will be lower than that so calculated. Similarly, if a Certificate is purchased at a premium by a purchaser that calculates its anticipated yield to maturity based on an assumed rate of payment of principal that is slower than that actually experienced on the Mortgage Loans, the actual yield to maturity will be lower than that so calculated.

       Timing of Payments. The timing of changes in the rate of prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectations. In general, the earlier a prepayment of principal of the Mortgage Loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

       Basis Risk; [specify index]. The interest rate payable to the Holders of the Class A-1 Certificates is based on [specify index]. However, the Mortgage Loans bear interest at adjustable rates based on the Indices. [Specify index] and the Indices may respond to different economic and market factors, and there is not necessarily a correlation between them. Thus, it is possible, for example, that [specify index] may rise during periods in which the Indices of the Mortgage Loans are stable or are falling, or that even if both [specify index] and the Indices rise during the same period [specify index] may rise much more rapidly and sharply than the Indices. THERE CAN BE NO ASSURANCE THAT FUNDS AVAILABLE IN THE RESERVE FUND OR PAYMENTS UNDER THE YIELD SUPPORT AGREEMENT WILL BE SUFFICIENT TO MAKE UP ANY AMOUNT BY WHICH THE INTEREST COLLECTED ON THE MORTGAGE CERTIFICATES IS LESS THAN THE INTEREST ACCRUAL AMOUNT OF THE CLASS A-1 CERTIFICATES.

       Mortgage Certificates. The Trust Fund contains Mortgage Certificates which were issued at different times, are backed by different pools of Mortgage Loans, have different allocations of principal and interest and payment priorities among various classes, and may perform differently in various interest and prepayment rate environments. The performance characteristics of the Class A-1 Certificates will reflect a combination of the performance characteristics of the various Mortgage Certificates. As a result, it will be difficult to predict the likely yield and payment experience of the Class A-1 Certificates.

       Special Terminations. Each of the Underlying Mortgage Pools is subject to termination as described under "Description of the Mortgage Certificates-- Special Termination". Any such termination may have the effect of decreasing the weighted average life of the Class A-1 Certificates.

     Convertible ARM Loans. As discussed above under "Description of the Mortgage Loans," borrowers under certain of the Mortgage Loans have the option to convert their Mortgage Loan to a fixed rate loan. As previously discussed, the related Mortgage Loan Servicers are obligated to purchase any such converted mortgage loans. Unless and until such a purchase is effected, a converted mortgage loan will stay in the Underlying Mortgage Pool and the Mortgage Interest Rate will be fixed rather than based on an Index. The yield on the Class A-1 Certificates may thus be adversely affected. In addition, the purchase of a Converted Mortgage Loan may affect the rate of principal payments on the Class A-1 Certificates and, as a result, the yield on such Certificates.


   WEIGHTED AVERAGE LIVES

     The weighted average life of a security refers to the average amount of time that will elapse from the date of its issuance until each dollar of principal of such security will be distributed to the investor. The weighted average life of a Class A-1 Certificate is determined by (a) multiplying the amount of the reduction, if any, of the principal balance of such Certificate from one Distribution Date (or, in the case of the first distribution, from ) to the next Distribution Date by the number of years from the date of issuance to the second such Distribution Date, (b) summing the results and
   (c) dividing the sum by the aggregate amount of the reductions in the principal balance of such Certificate referred to in clause (a). The weighted average lives of the Class A-1 Certificates will be influenced by, among other factors, the rate at which principal is paid on the Mortgage Loans.


   CPR MODEL

     Prepayments on mortgage loans are commonly measured relative to a prepayment or model. The model used in this Prospectus Supplement, known as a conditional or a constant prepayment rate ("CPR"), represents a rate of payment of unscheduled principal on the Mortgage Loans expressed as an annualized percentage of the outstanding principal balance of the Mortgage Loans at the beginning of each period. CPR does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

   [DESCRIBE PREPAYMENT ASSUMPTIONS FOR GOVERNMENT SECURITIES.]


   WEIGHTED AVERAGE LIFE AND PRE-TAX YIELD TABLES

     For each of the following tables it was assumed (the "Modeling Assumptions") that (i) the Mortgage Loans underlying each of the Mortgage Certificates have, on a weighted average basis, the characteristics set forth in the following table following this paragraph; (ii) each Mortgage Loan underlying a Mortgage Certificate has a Mortgage Interest Rate as of the Cut-off Date, remaining term to maturity and loan age equivalent to the weighted average mortgage interest rate of such Mortgage Loans, the weighted average remaining term to maturity and the weighted average loan age of such Mortgage Loans as of the Cut-off Date, as reported, respectively, in the applicable Remittance Reports prepared by the Mortgage Loan Servicers; (iii) scheduled monthly payments of principal and interest on the Mortgage Loans will be timely received on the first day of each month (with no defaults); (iv) principal prepayments on the Mortgage Loans will be received on the last day of each month at the percentages of CPR indicated; (v) all amounts due with respect to the Mortgage Loans are applied to the payment of the Mortgage Certificates on the 25th of the month as described in the applicable Underlying Disclosure Documents; (vi) no Deferred Interest accrues with respect to any Mortgage Loan; (vii) for the first Interest Accrual Period,
   the Class A-1 Pass-Through Rate is      %; (viii) the Closing Date is
   ; (ix) each           distribution on the Class A-1 Certificates is made on
   the   th day of the relevant month, commencing on                  ; and (x)
   the Class A-1 Certificates are purchased at par.] [DESCRIBE MODELING ASSUMPTIONS FOR GOVERNMENT SECURITIES.]

                     ASSUMED MORTGAGE LOAN CHARACTERISTICS




                               WEIGHTED
                               AVERAGE                                            MORTGAGE                                 MONTHS
                               MORTGAGE                                         CERTIFICATE                                UNTIL
                               INTEREST  SERVICING  PERIODIC                    PASS-THROUGH  REMAINING  GROSS    NET    NEXT RATE
MORTGAGE CERTIFICATES   INDEX   RATE       FEE        CAP     NET CAP SEASONING    RATE         TERM     MARGIN  MARGIN  ADJUSTMENT
- ---------------------   -----  --------  ---------  --------  ------- --------- ------------  ---------  ------  ------  ----------


                                           [ASSUMED GOVERNMENT SECURITY CHARACTERISTICS]


         Based on the Modeling Assumptions and the further assumptions that
(i)[specify index] with respect to each Interest Accrual Period is equal to
%, (ii) CMT with respect to each Interest Accrual Period is equal to       %,
(iii) COFI with respect to each Interest Accrual Period is equal to       % and
(iv) the Reinvestment Rate with respect to each Interest Accrual Period is equal
to       , the following table indicates the percentages of the initial
Principal Balance of the Class A-1 Certificates that would be outstanding after each of the dates shown at various constant percentages of CPR. Such tables also indicate, based on such assumptions, the weighted average life of the Class A-1 Certificates under each of the following four scenarios (the "Termination Scenarios") concerning the Auction and Special Terminations of the Underlying Series. See "Description of the Certificates--Mandatory Auction" and "The Mortgage Certificates--Special Termination".

         "Termination Scenario I" [specify assumptions].

         "Termination Scenario II" [specify assumptions].

         "Termination Scenario III" [specify assumptions].

         "Termination Scenario IV" [specify assumptions].


               PERCENT OF ORIGINAL PRINCIPAL BALANCE OUTSTANDING


                                     CLASS A-1
                             CPR PREPAYMENT ASSUMPTION
                             -------------------------

DISTRIBUTION DATE
- -----------------       -----   -----   -----   -----   -----   -----   -----








Weighted Average Life (1)

Termination Scenario I

Termination Scenario II

Termination Scenario III

Termination Scenario IV



- -------------------
(1) The weighted average life of a Class A-1 Certificate is determined by (i) multiplying the principal payment on the Class A-1 Certificates by the number of years from the date of issuance of the Class A-1 Certificate to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate principal payments on the Class A-1 Certificates.

     The following tables set forth, based upon the Modeling Assumptions, and assuming the constant rate of CPR indicated in the heading for each table, the projected yield to maturity, on a corporate bond equivalent basis, and the projected Principal Balance of the Class A-1 Certificates as of
 .


                        PROJECTED YIELD TO MATURITY AND
              OUTSTANDING PRINCIPAL BALANCE UNDER RATE SCENARIO I


                                        PERCENT OF
                                            CPR
                                       -------------
                                        %    %    %
                                       ---  ---  ---
Yield to Maturity...................     %    %    %
Outstanding Principal Balance as of.   $    $    $



                        PROJECTED YIELD TO MATURITY AND
              OUTSTANDING PRINCIPAL BALANCE UNDER RATE SCENARIO II

                                        PERCENT OF
                                            CPR
                                       -------------
                                        %    %    %
                                       ---  ---  ---
Yield to Maturity...................     %    %    %
Outstanding Principal Balance as of.   $    $    $




                        PROJECTED YIELD TO MATURITY AND
             OUTSTANDING PRINCIPAL BALANCE UNDER RATE SCENARIO III

                                        PERCENT OF
                                            CPR
                                       -------------
                                        %    %    %
                                       ---  ---  ---
Yield to Maturity...................     %    %    %
Outstanding Principal Balance as of.   $    $    $



     Each of the Rate Scenarios assumes that the levels of [specify index], COFI and CMT rise significantly above current levels. The actual yield to an investor will be significantly lower if the actual levels of such indices fall, remain constant, or rise less than the amounts assumed in the Rate Scenarios. No prediction can be made as to the actual level of any such index at any future date.

     The yields set forth in the above table were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class A-1 Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price of the Class A-1 Certificates indicated in the Modeling Assumption above and converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as payments of principal of and interest on the Class A-1 Certificates and consequently does not purport to reflect the return of any investment in the Class A-1 Certificates when such reinvestment rates are considered.

ACTUAL EXPERIENCE WILL VARY FROM ASSUMPTIONS

     Discrepancies will exist between the characteristics of the actual Mortgage Certificates and the underlying Mortgage Loans [and the Government Securities] and the characteristics assumed therefor in preparing the tables contained herein. To the extent that the Mortgage Certificates and Mortgage Loans [or the Government Securities] have characteristics which differ from those assumed in preparing the tables, the Class A-1 Certificates may mature earlier or later than indicated by the tables and the weighted average lives and pre-tax yields may also differ. In addition, it is unlikely that the Mortgage Loans [or the Government Securities] will prepay at any constant rate or at the same rate, or that [specify index] [or the Government Securities] will remain constant at any level. The timing of changes in the rate of prepayment and level of [specify index] may significantly affect the yield realized by a holder of the Class A-1 Certificates.



                          THE MORTGAGE LOAN SERVICERS

     The names of the Mortgage Loan Servicers related to each of the Mortgage Certificates are set forth in the following table:


                            MORTGAGE LOAN SERVICERS

MORTGAGE CERTIFICATES                   SERVICER
- -----------------------                 --------








     The preceding information with respect to the Mortgage Loan Servicers was derived by the Depositor from publicly available information which the Depositor believes to be reliable. However, the Depositor makes no representations with respect thereto and assumes no responsibility for the accuracy or completeness thereof.


                    [CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     General. An election will be made to treat the portion of the Trust Fund consisting of the Mortgage Certificates as a REMIC for federal income tax purposes. The [payments on the] Class A-1 Certificates [which are derived from the Mortgage Certificates], and the Class IO Certificates will be designated as regular interests in the REMIC, and the Class R Certificate will be designated as the residual interest in the REMIC.

     [A purchaser of the Class A-1 Certificates will be treated for tax purposes as purchasing a REMIC regular interest and a contractual right to receive amounts from the Reserve Fund. Under general tax principles, a purchaser of more than one asset must allocate its purchase price between the assets based on their relative fair market values on the date of purchase. An investor that disposes of its Class A-1 Certificates must make a similar allocation of its amount realized.

     The Certificate Administrator intends to treat the value of the contractual right to receive payments from the Reserve Fund as de minimis. Consequently, the Certificate Administrator intends to report assuming that the entire purchase price for the Class A-1 Certificates is allocated to the REMIC regular interest. Based on this assumption, it is anticipated that the REMIC regular interest will be issued [at a premium] [with de minimis original issue discount] for federal income tax purposes. An investor in the Class A-1 Certificates that accounts for its investment using this method of allocation would report amounts with respect to the Reserve Fund and Yield Support Agreement as income when received or accrued, in accordance with such investor's regular method of tax accounting.

     The Internal Revenue Service may contend, however, that a portion of the purchase price paid by an investor in the Class A-1 Certificates should be allocated to the investor's rights with respect to the Reserve Fund. Under this approach, the investor would allocate a lesser amount of its purchase price to the REMIC regular interest than described in the preceding paragraph, which may result in the creation of, or a greater amount of, original issue discount or market discount with respect to the REMIC regular interest. The proper method of recovery of the investor's purchase price allocated to its contractual rights with respect to the Reserve Fund is not clear. Although not free from doubt, the contractual arrangement relating to the Reserve Fund should constitute a "notional principal contract" for federal income tax purposes. Investors should consult their own tax advisors regarding an investment in the Class A-1 Certificates, in particular with respect to the recovery of any purchase price allocated to such notional principal contract.

     Status of Class A-1 Certificates. The investment status of that portion of the Class A-1 Certificates that constitutes a REMIC regular interest is described in the Prospectus under "Certain Federal Income Tax Consequences-- REMIC Trust Funds--Characterization of Investments in REMIC Certificates." The interest of an investor in the Class A-1 Certificates relating to the Reserve Fund would not constitute:

     .    a "real estate asset" under Section 856(c)(5)(A) of the Internal
Revenue Code (the "Code") if held by a real estate investment trust;

     .    a "qualified mortgage" under Code Section 860G(a)(3) or a "permitted investment" under Code Section 860G(a)(5) if held by a REMIC; or

     .    an asset described in Code Section 7701(a)(19)(C) if held by a thrift.

Income received from the Reserve Fund will not constitute income described in Code Section 856(c)(3)(B) for a real estate investment trust.

     Taxation of REMIC Regular Interest. The portion of the Class A-1 Certificates which constitutes a REMIC regular interest generally will be treated as a newly originated debt instrument for federal income tax purposes. Beneficial Owners of the Class A-1 Certificates will be required to report income with respect to such REMIC regular interest in accordance with the accrual method of accounting. The Prepayment Assumption (as defined in the Prospectus) that the Certificate Administrator intends to use in determining the rate of accrual of original issue discount or premium is 18% CPR. No representation is made as to the actual rate at which prepayments will occur.

     Taxation of Foreign Investors. To the extent the contractual arrangement relating to the Reserve Fund constitutes a notional principal contract, income or gain thereon will not be subject to U.S. withholding tax.]

     See "Certain Federal Income Tax Consequences--General" and "--REMIC Trust Funds" in the Prospectus.]

     [ALTERNATIVE TAX DISCLOSURE TO BE INCLUDED IF THERE ARE ANY GOVERNMENT SECURITIES]


                        [LEGAL INVESTMENT CONSIDERATIONS

     The Class A-1 Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. As such, the Class A-1 Certificates will constitute legal investments for certain entities to the extent provided in SMMEA. However, institutions subject to the jurisdiction of the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration or other federal or state banking, insurance or other regulatory authorities should review applicable rules, policies and guidelines of such authorities before purchasing any of the Class A-1 Certificates, as such Certificates may be deemed to be unsuitable investments, or may otherwise be restricted, under one or more of these rules, policies and guidelines (in certain cases irrespective of SMMEA). It should also be noted that certain states have enacted legislation limiting to varying extent the ability of certain entities (in particular insurance companies) to invest in "mortgage related securities." The appropriate characterization of the Class A-1 Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Class A-1 Certificates, may be subject to significant interpretive uncertainties. Investors should consult with their own legal advisors in determining whether and to what extent the Class A-1 Certificates constitute legal investments for such investors. See "Legal Investment" in the Prospectus.]


                             [ERISA CONSIDERATIONS

     The Department of Labor has granted to First Boston an individual administrative exemption Prohibited Transaction Exemption 89-90, 54 Fed. Reg. 42597 (Oct. 17, 1989) (the "Exemption"), from certain of the prohibited transaction rules of ERISA and certain related excise taxes imposed by the Code with regard to the initial purchase, the holding and the subsequent resale by ERISA Plans of certificates in pass-through trusts that meet the conditions and requirements of the Exemption. The Exemption should apply to the liquidation, holding, and resale of the Class A-1 Certificates by an ERISA Plan, provided that specified conditions (certain of which are described below) are met.

     Among the conditions which must be satisfied for the Exemption to apply to the acquisition by an ERISA Plan of the Class A-1 Certificates are the following: (1) the acquisition of the Certificates by an ERISA Plan is on terms (including the price for such Certificates) that are at least as favorable to the ERISA Plan as they would be in an arm's-length transaction with an unrelated party; (2) the rights and interests evidenced by the Certificates acquired by the ERISA Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust; (3) the Certificates acquired by the ERISA Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from any of S&P, Fitch, Duff & Phelps Credit Rating Co. or Moody's; (4) the sum of all payments made to First Boston in connection with the distribution of the Class A-1 Certificates represents not more than reasonable compensation for underwriting such Certificates; and (5) the sum of all payments made to and retained by the Certificate Administrator represents not more than reasonable compensation for the Certificate Administrator's services under the Pooling Agreement and reimbursement of the Certificate Administrator's reasonable expenses in connection therewith.

     In addition, it is a condition that the ERISA Plan investing in the Class A-1 Certificates be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

     The Exemption does not apply to the acquisition and holding of Class A-1 Certificates by ERISA Plans sponsored by the Issuer, First Boston, the Trustee, the Certificate Administrator, or any affiliate of such parties. Moreover, the Exception provides relief from certain self-dealing/conflict of interest prohibited transactions, only if, among other requirements (i) an ERISA Plan's investment in the Class A-1 Certificates does not exceed 25% of all of that Class outstanding at the time of the acquisition and (ii) immediately after the acquisition, no more than 25% of the assets of an ERISA Plan with respect to which the person who has discretionary authority or renders advice are invested in certificates representing an interest in a trust containing assets sold or serviced by the same person.]


                             METHOD OF DISTRIBUTION

     First Boston proposes to place the Class A-1 Certificates from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined in each case, at the time of sale. The Class A-1 Certificates are offered subject to prior sale and acceptance and to certain other conditions.

     [If and to the extent required by applicable law or regulation, this Prospectus Supplement and the Prospectus will also be used by First Boston after the completion of the offering in connection with offers and sales related to market-making transactions in the Certificates offered hereby in which First Boston acts as principal. First Boston may also act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.]


                                 LEGAL MATTERS

     Certain legal matters will be passed upon for the Depositor and First Boston by Sidley & Austin, New York, New York.

                                    RATINGS

     It is a condition to the issuance of the Class A-1 Certificates that such
Certificates be  rated "   " by         and "   " by    .

     The ratings of         and     on mortgage pass-through certificates
address the likelihood of the receipt by holders hereof of all distributions of principal and interest to which such holders are entitled. THE RATING AGENCIES NOTE THAT THE ENTITLEMENT OF THE CLASS A-1 CERTIFICATES TO INTEREST AT A RATE IN EXCESS OF THE MORTGAGE CERTIFICATE PASS-THROUGH RATE IS SUBJECT TO THE AVAILABILITY OF INTEREST AVAILABLE FUNDS. There is no assurance that such ratings will continue for any period of time or that they will not be revised or withdrawn entirely by such rating agency if, in its judgment, circumstances so warrant. A revision or withdrawal of such ratings may have an adverse effect on the market price of the Class A-1 Certificates. A security rating is not a recommendation to buy, sell or hold securities.

          and       rating opinions address the structural, legal and issuer
aspects associated with the certificates, including the nature of the underlying mortgage assets and the credit quality of the credit support provider, if any.
and       ratings on pass-through certificates do not represent any assessment of the likelihood that principal prepayments may differ from those originally anticipated and consequently the timing of such prepayments may adversely affect an investor's anticipated yield.

     The Depositor has not requested a rating on the Certificates from any other rating agency, although data with respect to the Mortgage Loans[,] [or] the Mortgage Certificates [and Government Securities] may have been provided to other agencies solely for their informational purposes. There can be no assurance that if a rating is assigned to the Class A-1 Certificates by any
other rating agency, such rating will be as high as that assigned by    or    .

                                USE OF PROCEEDS

     The proceeds from the sale of the Class A-1 Certificates (net of expenses incurred in connection with the issuance of the Class A-1 Certificates) will be used by the Depositor to purchase the Mortgage Certificates.

     [Disclose if a material portion of the Mortgage Certificates are derived from the Depositor's (or an affiliate's) unsold allotment or from the Depositor's (or an affiliate's) previous offering(s).]

                                INDEX OF TERMS
                                --------------

                                                          Page on which
                                                 Term is defined in the
Term                                              Prospectus Supplement
- ----                                             ----------------------

ARM's.............................................................S-16
Beneficial Owner..................................................S-28
Book-Entry Certificates...........................................S-22
Breakage Fee......................................................S-27
CEDE..............................................................S-28
Certificate Account...............................................S-29
Certificates.......................................................S-1
[Class A-1 Certificates....................................prospectus]
Class A-1 Pass Through Rate........................................S-6
[Class IO Certificates.....................................prospectus]
Class IO Pass-Through Rate.........................................S-7
[Class R Certificates......................................prospectus]
[Closing Date..............................................prospectus]
Code..............................................................S-12
Collection Period..................................................S-7
Commission.........................................................S-3
CPR...............................................................S-18
[Deferred Interest.........................................prospectus]
Definitive Certificate............................................S-28
Depositor..........................................................S-1
Distribution Date..................................................S-5
DTC Participants..................................................S-28
[Due Date..................................................prospectus]
ERISA.............................................................S-12
Exchange Act.......................................................S-3
Exemption.........................................................S-32
Indices...........................................................S-11
Indirect DTC Participants.........................................S-28
Interest Accrual Amount............................................S-5
Interest Accrual Period...........................................S-20
Interest Available Funds..........................................S-23
Interest Shortfall Amount..........................................S-6
[Interest Weighted Class of Certificates...................prospectus]
Modeling Assumptions..............................................S-18
Mortgage Certificates..............................................S-1
Mortgage Certificate Balance......................................S-24
Mortgage Certificate Pass-Through Rate.............................S-7
[Mortgage Certificate Principal Balance....................prospectus]
Mortgage Interest Rate.....................................prospectus]
Mortgage Loans....................................................S-15
Mortgage Loan Servicer............................................S-14
Mortgage Loan Trustee.............................................S-14
Percentage Interest...............................................S-23
Plan..............................................................S-12

Pooling Agreement..................................................S-5
[Prepayment Interest Shortfalls............................prospectus]
Principal Balance.................................................S-24
Quarterly Mortgage Certificate Pass-Through Rate..................S-24
Record Date........................................................S-5
Regular Certificates..............................................S-12
Reinvestment Rate.................................................S-20
Related Subordinated Certificates.................................S-15
REMIC..............................................................S-2
Reserve Fund......................................................S-25
Reset Date.........................................................S-6
Rules.............................................................S-28
Similar Law.......................................................S-12
SMMEA.............................................................S-11
Special Termination...............................................S-10
Strike Rate........................................................S-7
Termination Scenarios.............................................S-20
Trust Fund.........................................................S-5
Trustee...........................................................S-11
Underlying Disclosure Documents....................................S-2
Underlying Mortgage Pool...........................................S-9
Underlying Pooling Agreements......................................S-2
Underlying Series..................................................S-9
Underlying Series Cut-off Date                                    S-14
Underlying Series Distribution Date................................S-7
Underlying Trust Fund.............................................S-15
Weighted Average Mortgage Certificate Pass-Through Rate............S-7
Yield Support Counterparty.........................................S-7
Yield Support Agreement............................................S-7

   NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE DEPOSITOR OR THE UNDERWRITERS. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.
                        --------------------------------

                             PROSPECTUS SUPPLEMENT

Available Information................................ S-3
Reports to Certificateholders........................ S-3
Summary of Terms..................................... S-4
Risk Factors.........................................S-13
Geographic Concentration.............................S-14
Description of the Certificates......................S-14
The Mortgage Certificates............................S-21
Summary Description of the Mortgage Certificates.....S-22
Description of the Mortgage Loans....................S-23
Delinquency Status...................................S-25
Yield and Prepayment Considerations..................S-25
The Mortgage Loan Servicers..........................S-32
[Government Securities...............................S-26]
Certain Federal Income Tax Consequences..............S-32
Legal Investment Considerations......................S-33
ERISA Considerations.................................S-33
Method of Distribution...............................S-34
Legal Matters........................................S-34
Ratings..............................................S-34
Use of Proceeds......................................S-35
Index of Terms.......................................S-36

                                  PROSPECTUS

Prospectus Supplement................................ 2
Additional Information............................... 2
Incorporation of Certain Information by Reference.... 2
Summary of Terms..................................... 3
Risk Factors.........................................14
The Trust Fund.......................................16
The Depositor........................................25
Use of Proceeds......................................25
Yield Considerations.................................26
Maturity and Prepayment Considerations...............27
Description of the Certificates......................29
Credit Support.......................................54
Description of Insurance.............................58
Certain Legal Aspects of the Mortgage
Loans and Contracts..................................64
Certain Federal Income Tax Consequences..............74
ERISA Considerations.................................97
Legal Investment....................................101
Plan of Distribution................................102
Legal Matters.......................................103
Index of Terms......................................104



                                  Asset Backed
                             Securities Corporation
                                   Depositor

                                       $
                           _________ Conduit Mortgage
                           Pass-Through Certificates,
                                 Series 199  - __



                                   PROSPECTUS



                                CS FIRST BOSTON